Exhibit 6.6

DIRECT DEAL

ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (“Agreement” or “Asset Purchase Agreement”), dated as of May 3, 2024 (“Effective Date”), is made by and between Andrew Britton (“Seller”) and Jukebox Co., a Delaware Corporation (“JKBX”), and Purchaser (as hereinafter defined) as set forth on the Purchase Schedule (as hereinafter defined). Seller, JKBX, and Purchaser may be referred to throughout this Agreement collectively as the “Parties”, or individually as a “Party”.

RECITALS:

WHEREAS, Seller owns and/or controls income interests in the Compositions;

WHEREAS, JKBX acting in reliance on Purchaser’s ability to purchase the Royalty Rights from Seller, shall customize its music royalty platform, build out products and services, launch product and marketing campaigns, and Purchaser shall take actions to commercialize the Royalty Rights and corresponding Royalty Shares; and

WHEREAS, Seller wishes to sell to Purchaser, and Purchaser wishes to purchase from Seller, the Royalty Rights, upon the terms and subject to the conditions set forth in this Agreement and on the Purchase Schedule executed by the Parties and attached hereto.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the Parties agree as follows:

1. DEFINITIONS. The following defined terms shall have the meanings ascribed to them in this Section 1 for all purposes of this Agreement:

“Artist” means Andrew Britton or any other musician, songwriter and/or recording artist of the Music Assets.

“Artist Materials” means the names, approved likenesses, and approved biographical material of the Artists related to the Music Assets.

“Asset Purchase” means the Purchase Schedule transaction.

“Compositions” means those musical compositions in which Seller owns and controls income interests.

“Federal Claim” a legal claim that Purchaser and/or JKBX is in violation of U.S. Federal law directly arising out of the sale and listing of Royalty Shares.

“Indemnified Parties” means JKBX, the Purchaser, and either of its affiliates, employees, officers, directors, agents, members, designees, licensees, successors and assigns.

“JKBX Platform” means the web-based platform located at https://www.jkbx.com, owned and operated by Jukebox Technology LLC, a Delaware limited liability company and wholly owned subsidiary of JKBX.

“Marketing Fund” means one- and one-half percent (1.5%) of the total Royalty Right Price for any one filed Offering.

“Marketing Plan” means a plan to promote, market, exploit, and advertise JKBX, the Purchaser, the availability of, and any or all of the Royalty Rights and Royalty Shares.

“Music Assets” means, those certain Compositions set forth on the Purchase Schedule.

“Music Asset Information” means all information, data, and financials provided by Seller to JKBX and Purchaser regarding and/or related to Seller’s Music Assets, including without limitation the information set forth on the Purchase Schedule.

“Offering” means a registered or exempt offering of securities (i.e. the Royalty Shares) pursuant to the Securities Act of 1933, as amended.

“Offering Date” means the first date that an Offering is live on the JKBX Platform for sale.

“Purchase Schedule” means the purchase schedule, attached hereto and incorporated herein by this reference in respect of the Asset Purchase, executed between the Parties pursuant to which Seller sells to Purchaser (or its assignee), and Purchaser (or its assignee) purchases from Seller the Royalty Rights.

“Purchase Schedule Term” means a period of eighteen (18) months commencing as of the Offering date.

“Purchaser” means, as to the Asset Purchase, the purchaser who acquires the Royalty Rights that are set forth on the Purchase Schedule.

“Royalties” means all monies, fees, royalties, revenues, amounts, and sums of any kind or description payable or becoming payable to Seller by any individual or entity anywhere in the universe in respect of the use or exploitation of a certain Music Asset net of Third-Party Music Company service fees.

“Royalty Rights” means Seller’s worldwide contractual right, title, interest, and control in and to the applicable Shares of Royalties payable or becoming payable in respect of the corresponding Music Assets, as set forth on the Purchase Schedule.

“Royalty Right Price(s)” means the purchase price of the Royalty Rights set forth on the Purchase Schedule.

“Royalty Shares” means the fractionalized Royalty Rights embodied in the Music Assets as set forth on the Purchase Schedule.

“Sales Report” means JKBX or Purchaser’s report to Seller that sets out any Royalty Right purchases and due payments of the Royalty Right Price to Seller.

“Satisfactory Bond” means an indemnity or surety bond in a form and amount and with a company acceptable to Purchaser and/or Purchaser’s designee(s) or licensee(s), as applicable, in the sole good faith discretion of Purchaser and/or Purchaser’s designee(s) or licensee(s), as applicable.

“Seller Indemnified Parties” means Seller and its affiliates, employees, officers, directors, agents, members, designees, licensees, successors and assigns.

“Share(s)” means, with respect to the Asset Purchase, the percentage share specified on the Purchase Schedule of the Royalties payable in respect of the Royalty Rights embodied in the Music Assets that Purchaser is acquiring from Seller hereunder as set forth on the Purchase Schedule.

“Term” means a period of eighteen (18) months from the Effective Date.

“Territory” means the universe.

“Third-Party Music Company” means any music company, including without limitation, a publisher, administrator, record label, and distributor, that Seller has an agreement with now or in the future to provide music services to Seller such as (but without limitation) administration, distribution, exploitation, collection, and payment services in connection with the Music Assets and Royalties.

2. SALE AND PURCHASE PROCESS. Seller agrees (a) to make the Royalty Rights set forth on the Purchase Schedule available for purchase at the option of the Purchaser during the Purchaser Schedule Term, and (b) in connection with the Purchase Schedule, to execute and deliver an Assignment of Royalty Rights in substantially the form attached hereto as Exhibit B and a Bill of Sale in substantially the form attached hereto as Exhibit D. The specific terms and conditions of the Asset Purchase shall be negotiated in good faith and mutually agreed upon by the Parties in writing and set forth on the Purchase Schedule. Purchaser may exercise the option to purchase all of or any portion of the Royalty Rights at any time and from time to time during the Purchase Schedule Term (notwithstanding that the Term may have lapsed). The first due payment of the Royalty Right Price is reported to Seller on the last business day of the month in which the ninetieth (90th) day after each Offering Date falls and payment of the Royalty Right Price (or a portion thereof) is due to Seller on the last business day of the month in which the one hundred twentieth (120th) day after each Offering Date falls, unless otherwise specified in the Purchase Schedule. Until sellout of the initial sale of the Royalty Shares JKBX or Purchaser will continue to deliver to Seller Sales Reports and payments of the Royalty Right Price, if any. Except as may be set forth on the Purchase Schedule, the Asset Purchase shall be subject to the terms and conditions set forth in this Agreement. For the avoidance of doubt, where less than one hundred percent (100%) of the Royalty Rights to a given Music Asset have been sold by expiration of the Purchase Schedule Term, the unsold portion shall cease to be available for sale to Purchaser and JKBX and Purchaser shall promptly remove such Music Asset from the JKBX Platform, unless otherwise agreed to by the Parties.

3. PURCHASE PRICE AND INITIAL PURCHASE. In consideration of the sale and delivery of the Royalty Rights to Purchaser, the warranties and representations of Seller in this Agreement, and Seller’s performance of all obligations hereunder, in connection with the Asset Purchase, Purchaser shall pay to Seller the applicable Royalty Rights Price (or any portion thereof) specified on the Purchase Schedule for the corresponding Music Asset set forth thereon. The Royalty Right Price for the Music Asset shall be negotiated in good faith and mutually agreed upon in writing by the Parties hereto as further detailed hereinbelow.

4. PURCHASER OBLIGATIONS. In consideration of Seller’s commitment to make the Royalty Rights available for purchase by Purchaser, JKBX is solely responsible, at its cost and expense, for developing the technical platform, products, services, fractionalization and commercialization of the technical platform, and corresponding marketing and related activities, and any and all other go to market product, marketing and marketing related activities in connection with the technical platform; and Purchaser is solely responsible, at its cost and expense, for the securitization of the Royalty Rights and corresponding Royalty Shares, marketing and related activities, and any and all other go to market product, marketing and related activities in connection with Purchaser’s sale and exploitation of the Royalty Rights and corresponding Royalty Shares in its sole discretion.

5. GRANT OF RIGHTS. Without limiting the generality of the foregoing, with respect to the Royalty Rights acquired in connection with the Asset Purchase hereunder, the Purchaser and any person or entity authorized by the Purchaser shall have the exclusive, worldwide, perpetual right to use, exploit, sell, transfer, assign, or otherwise dispose of the Royalty Rights in all methods, manner, and media, now known or hereafter developed, throughout the Territory under all applicable laws, treaties, and regulations, now known or hereafter enacted, for any purpose, as determined by the Purchaser in its sole discretion.

5.1 In connection with the Asset Purchase, Seller hereby irrevocably and perpetually sells, assigns, and transfers to the Purchaser the Royalty Rights set forth on the Purchase Schedule. For clarity, with respect to the Asset Purchase, Seller is selling one hundred percent (100%) of Seller’s rights in and to only the specific Shares of the Royalties of each Music Asset set forth on the Purchase Schedule. For the avoidance of doubt, the Parties hereby acknowledge and agree that the Royalty Rights acquired by Purchaser hereunder do not include any copyrights or administration rights and/or distribution rights in and to the Music Assets, and Purchaser is only acquiring a passive income interest in the Shares of Royalties payable or becoming payable in respect of the Music Assets.

5.2 As of the Asset Purchase date, the Purchaser shall have: (a) the unrestricted right to collect, receive, and retain one hundred percent (100%) of the applicable Shares of Royalties in connection with the Royalty Rights which have been sold and which are payable to Seller on or after each such date, regardless of when earned, and the right to exercise or cause Seller to exercise all audit rights of Seller pursuant to any Third Party Music Company agreement relating to the exploitation or use of the Music Assets (and disclose the findings of any such audit and deliver to Purchaser any Royalties due to Purchaser determined by such audit) provided that Purchaser shall be responsible for all Purchaser pre-approved third party costs incurred as a result of such audit including legal fees and accountancy/audit fees (pro-rated as is fair where an audit relates to other Compositions not included in the Music Assets); (b) the right to the Shares of Royalties in connection with the Royalty Rights which have been sold that are held in third party accounts that would otherwise be payable to Seller on or after such each effective date due to unidentified payees, royalties on legal hold, and other accounts directly relating to the applicable Music Assets; and (c) the benefit of all of Seller’s rights under warranties, indemnities, and all similar rights against third parties to the extent related to any of the Royalty Rights.

5.3 From and after each Offering Date, Seller shall either (a) (I) set aside one hundred percent (100%) of the Share of Royalties actually received by Seller, (II) send each electronic accounting statement corresponding to any received Share of Royalties by email to [*****] and [*****], and (III) within fourteen (14) days of Seller’s receipt of JKBX or Purchaser’s Sales Report that immediately follows Seller’s receipt of such Share of Royalties, deliver to Purchaser (without deduction) any due Share of Royalties as set out in such Sales Report; or (b) execute and deliver the letter of direction attached hereto as Exhibit C that irrevocably directs and authorizes all relevant Third-Party Music Companies to pay the applicable due Shares of Royalties directly to the applicable Purchaser from and after each Offering Date. All due Shares of Royalties payable to Purchaser shall be paid on the same accounting schedule and in the same manner that Royalties are otherwise paid by the applicable Third-Party Music Company. In the event Seller has a “LOD” in place with any Third-Party Music Company, and Seller nonetheless receives Shares of Royalties after the Asset Purchase date, to which Purchaser is entitled to collect, Seller shall immediately pay one hundred percent (100%) of such received monies to Purchaser as set forth in Section 5.3(a). Promptly following the sellout of Royalty Shares in the initial sale of such Royalty Shares, Seller shall instead either (i) proceed to pay Purchaser one hundred percent (100%) of the Shares of Royalties for the accounting period concerned, within fourteen (14) days following the end of each quarterly accounting period; or (ii) direct Third-Party Music Companies to pay the dues Shares of Royalties in accordance with Section 5.3(b). For the avoidance of doubt, Seller may make due Royalty payments to Purchaser in the currency of pounds.

5.4 Seller agrees that, during the Term and the Purchase Schedule Term, Seller shall share, provide, and otherwise make available to JKBX Purchaser all Music Asset Information, including, without limitation, any Music Asset Information requested by JKBX or Purchaser at any time.

5.5 Seller acknowledges and agrees that Seller’s irrevocable assignment to Purchaser of the Royalty Rights in connection with the Asset Purchase hereunder is and shall be binding upon all of Seller’s successors, beneficiaries, heirs and assigns.

5.6 Intentionally deleted.

5.7 The Parties acknowledge and agree that Purchaser shall in no way assume or be deemed responsible for any liabilities, debts, and/or obligations of any nature, known or unknown of Seller, of any kind or nature, of the Music Assets, including, without limitation, any payment obligations incurred by Seller or on Seller’s behalf in connection with the Royalty Rights, or under any agreements entered by Seller or on Seller’s behalf concerning the Royalty Rights (the “Excluded Liabilities”). All such Excluded Liabilities will be retained and remain obligations of the Seller.

6. MEDIA; MARKETING.

6.1 JKBX/Purchaser. To promote and market the Royalty Rights, the Royalty Shares, and underlying Music Assets, JKBX and/or Purchaser may:

(a) draft and issue a press release in respect of the Purchase Schedule, subject to Seller’s prior written approval of the content contained therein (which consent shall not be unreasonably withheld, conditioned, or delayed); and

(b) create and execute a Marketing Plan. Without limiting this Section 6.1(b), to the extent Seller owns or controls the right to any Artist Materials, Seller hereby grants to JKBX and Purchaser the perpetual, non-exclusive, royalty-free, worldwide right to use the Artist Materials delivered by Seller to JKBX or Purchaser, at JKBX or Purchaser’s reasonable request, solely in connection with the marketing, promotion, and exploitation of the Royalty Rights, the Royalty Shares, the Platform, and/or the JKBX products. If JKBX or Purchaser is required to obtain Artist’s prior written consent to use the Artist Materials for the purposes set forth in the previous sentence, Seller shall secure such Artist consent for JKBX and Purchaser and shall promptly deliver to JKBX and Purchaser the relevant Artist Materials.

(c) In connection with the approval requirements set forth in Section 6.1(a), if approval (or rejection) is not delivered by Seller to JKBX or Purchaser within seven (7) days following JKBX or Purchaser’s delivery of such approval request, the content shall be deemed approved by Seller. All approval requests will be sent by email to [*****] (or such other email address as Seller may notify from time to time).

6.2 Seller.

(a) Seller agrees to pay, and JKBX and/or Purchaser agrees to advance Seller’s payment of, the Marketing Fund so that JKBX and/or Purchaser may create and execute the Marketing Plan. For the avoidance of doubt, each filed Offering that includes Royalty Rights will include a separate and distinct Marketing Fund. The Marketing Fund, to the extent it has been spent, is recoupable from the due payments to Seller of the Royalty Right Price as set forth in Section 2.For example, if 50% of the Royalty Shares sell during the Purchase Schedule Term, JKBX and/or Purchaser shall recoup 1.5% from the due payments to Seller solely in connection with the sold 50% of Royalty Shares .

(b) If Seller wishes to draft and issue a press release and/or a marketing plan to promote and market the Royalty Rights, Royalty Shares, and underlying Music Assets contemplated by this Agreement, Seller must obtain JKBX and Purchaser’s prior written approval of the content contained therein (which consent shall not be unreasonably withheld, conditioned, or delayed) in each instance. In connection with the approval requirements set forth in this Section 6.2(b), if approval (or rejection) is not delivered by JKBX and Purchaser to Seller within seven (7) days following Seller’s delivery of such approval request, the content shall be deemed approved by JKBX and Purchaser. All approval requests will be sent by email to [*****] and [*****] (or such other email address as JKBX may notify from time to time).

7. TAXES. Each Party is responsible for all applicable taxes.

8. REPRESENTATIONS AND WARRANTIES.

8.1 Seller warrants and represents on the Effective Date, the date of the Purchase Schedule, and each relevant Offering Date that:

(a) Seller has the right, power, legal capacity, and authority to (i) own the Royalty Rights, (ii) sell, assign, and transfer the Royalty Rights, and (iii) enter into and to fully perform this Agreement and the Purchase Schedule. Seller is not a party to or aware of any arrangement, understanding or agreement that would conflict with the rights granted to JKBX or any Purchaser hereunder;

(b) Seller has good and marketable title to the Royalty Rights, and no interest therein has been assigned, pledged or otherwise transferred or encumbered, nor has any security interest, lien, mortgage, or other encumbrance been granted therein, to secure indebtedness or otherwise;

(c) to Seller’s knowledge, no other person or entity has or may validly claim any right, title, or interest in or to the Royalty Rights which is inconsistent with the absolute and perpetual ownership and control of the Royalty Rights by Seller, subject to applicable law;

(d) Seller has not heretofore done or permitted to be done, and will not knowingly hereafter do or permit to be done, any act or thing to diminish the value of the Royalty Rights and/or which is or may be inconsistent with Seller’s sole and exclusive ownership of the Royalty Rights which may impair, curtail, or in any way derogate from any rights granted to Purchaser pursuant to this Agreement;

(e) to Seller’s knowledge, the applicable Share of Royalties in each Music Asset acquired by Purchaser hereunder shall not be subject to any reduction whatsoever by virtue of any lien, tax, or other encumbrance, any third-party claim, any existing state, federal or international law, or otherwise;

(f) to Seller’s knowledge, each of the Music Assets is original and does not violate or infringe upon any other works or any rights of any person or entity, and the use or exercise by Purchaser or its licensees, successors or assigns of any of the rights, privileges and properties in connection with the Royalty Rights will not violate or infringe upon any common law, statutory or any other rights of any third party, including, without limitation, contractual rights, copyright, trademark, or right of publicity;

(g) Seller is not required to provide any notice to, obtain any consent, approval or authorization of, or make any designation, declaration or filing with any governmental authority or any other entity with respect to Seller’s execution and delivery of this Agreement or the consummation of the transactions contemplated hereunder;

(h) to Seller’s knowledge, there are no claims, actions, causes of actions, demands, lawsuits, arbitrations, audits, suspensions, summons, subpoenas, or investigations of any nature, kind or description, active or pending, or to the best of Seller’s knowledge, threatened or anticipated with respect to the Royalty Rights;

(i) Seller has been receiving statements and payments of the Royalties as and when due pursuant to the applicable Third-Party Music Company agreements;

(j) Purchaser shall not be required to make any payments of any nature for, or in connection with, the acquisition or exploitation of the Royalty Rights except as expressly set forth in this Agreement;

(k) Seller is not in violation of any laws applicable to its business or by which Seller or the Royalty Rights are bound, and none of the transfers contemplated by this Agreement, whether being made concurrently with the execution hereof or subsequent hereto, constitutes or shall constitute a fraudulent transfer or preference within the meaning of the Federal Bankruptcy Act;

(l) Seller has paid all taxes that are owing and payable in respect of the Royalty Rights as of the Effective Date, and there are no liens on any of the Royalty Rights arising in connection with any failure (or alleged failure) by Seller to pay any tax, and Seller will satisfy all tax obligations which arise from or in connection with this Agreement;

(m) if at any time after the Effective Date, any further action is necessary to carry out the purposes of this Agreement, Seller will take such further action at Seller’s cost and expense. Further, Seller will execute, acknowledge, and deliver to JKBX or any Purchaser such further instruments and documents which are reasonably necessary to carry out the terms and purposes of this Agreement (including, without limitation, payment and notice letters of direction), and will otherwise cooperate with JKBX or Purchaser as the Purchaser may deem reasonably necessary at the time, for the purpose of establishing or evidencing the rights granted to Purchaser hereunder, and Seller hereby irrevocably appoints Purchaser as Seller’s attorney-in-fact solely for the purpose of executing such instruments and documents in Seller’s name;

(n) Seller is not insolvent within the meaning of any applicable federal or state bankruptcy laws and no threatened petition of any bankruptcy, insolvency or similar proceeding has been filed by or against Seller;

(o) as of the Offering Date, to Seller’s knowledge, there are no outstanding advances or unrecouped monies paid to Seller that are recoupable from Royalties payable in respect of the relevant Music Assets, and Seller agrees that Seller shall not, at any time after each Offering Date, take or receive any advances or any monies that are recoupable from the Royalties payable in respect of the relevant Music Assets. Seller agrees to promptly notify Purchaser if Seller becomes aware of any outstanding advances or unrecouped monies paid to Seller that are recoupable from the Royalties payable in respect of the relevant Music Assets;

(p) as of the Offering Date, to Seller’s knowledge, there are no outstanding legal holds on the Royalties payable in respect of the relevant Music Assets by any entity or person. Seller will immediately notify Purchaser if at any time after the Effective Date a legal hold on any of the Royalties payable in respect of the Music Assets is instated by an entity or person. In such event, Seller shall use best efforts to cause the withholding entity or person to continue to pay through all other Royalties payable in respect of the Music Assets that are not embodied in the specific Music Asset that is subject to the dispute that triggered such legal hold. Seller agrees to promptly notify Purchaser if Seller becomes aware that a Third-Party Music Company is exercising a right of offset or other legal holds on the Royalties payable in respect of the Music Assets;

(q) Seller shall use reasonable commercial efforts to ensure that all Third-Party Music Companies continuously pay Royalties in respect of the relevant Music Assets and shall continue to exploit the Music Assets in accordance with customary industry practice. If Seller or a given Third Party Music Company desires to remove a Music Asset or Music Assets from a Third Party Music Company agreement and/or terminate an agreement with a Third Party Music Company, Seller shall immediately send notice to JKBX and the applicable Purchaser and Seller shall use best commercial efforts to enter into an agreement with a new Third Party Music Company for the removed Music Asset or Music Assets and submit a new letter of direction attached hereto as Exhibit C to such new Third Party Music Company, if applicable;

(r) if applicable, in connection with the Compositions embodied in the Music Assets, if any, Seller will remain a member of its current performing rights organization(s) (“PRO”) (i.e., ASCAP/BMI/SESAC) in connection with the Music Assets. If Seller wishes to join a different PRO, Seller will immediately notify Purchaser to seek Purchaser’s prior written consent and will cooperate with Purchaser to effectuate the new PRO’s rights;

(s) the Music Asset Information, including, without limitation, as set out in each Purchase Schedule is true, complete, and accurate; and

(t) if you provide Artist Materials hereunder in accordance with Section 6.1(b), such Artist Materials do not infringe on the rights of any third party (including, without limitation, copyright, trademark, or right of publicity) and no use of such Artist Materials by JKBX (or its designees or licensees) or Purchaser for any purpose will violate any law or infringe any rights of others.

8.2 The Purchaser hereby represents and warrants to Seller that: (a) it has the full right, power and authority to enter into this Agreement; and (b) it’s subsequent sale or other disposition of the Royalty Rights shall comply with all applicable laws, rules and regulations.

9. INDEMNITY.

9.1 Seller will at all times indemnify and hold the Indemnified Parties harmless from and against any and all claims, damages, liabilities, costs and expenses, including legal expenses and reasonable counsel fees, arising out of or related to any breach by Seller of, or any third-party claim which is inconsistent with, any warranty, representation, or agreement made by Seller in this Agreement. Seller’s indemnity hereunder shall extend to all costs paid or incurred by any Indemnified Party (including, without limitation, attorneys’ fees) in connection with the good faith defense by such Indemnified Party of, or a response to, any claim, demand, or action which results in a judgment in a court of competent jurisdiction, or in a settlement made with Seller’s prior consent (which consent shall not be unreasonably withheld, conditioned or delayed). If, however, Seller fails to consent to a settlement that an Indemnified Party finds acceptable, Seller shall promptly thereafter post a Satisfactory Bond. If Seller fails to post a Satisfactory Bond, the Indemnified Party may settle such claim, demand, or action, and Seller’s indemnity hereunder shall apply with full force and effect. In addition, Seller shall reimburse the Indemnified Parties, on demand, for any payments made by Indemnified Parties at any time with respect to the actual amount of any claim.

9.2 Purchaser and/or JKBX, as the case may be depending on the Claim, will indemnify and hold Seller Indemnified Parties harmless from and against any and all claims, damages, liabilities, costs and expenses, including reasonable legal expenses and reasonable counsel fees, arising out of or related to the execution, delivery, and performance of this Agreement, including any breach by Purchaser and/or JKBX of this Agreement or including any Federal Claim (the foregoing collectively, the “Indemnified Liabilities”), provided Seller (a) delivers prompt written notice to Purchaser and/or JKBX of such Indemnified Liability; (b) gives Purchaser and/or JKBX sole control of the defense and settlement of such Indemnified Liability; and (c) provides assistance as needed to Purchaser and/or JKBX to defend against such Indemnified Liability. Notwithstanding the prior sentence, Purchaser and/or JKBX shall not be obligated to indemnify the Seller Indemnified Parties as set forth herein with respect to Indemnified Liabilities that arise from a public or private statement made by the Seller Indemnified Parties with respect to the Platform’s or JKBX’s products and services that is not in accordance with JKBX-approved materials or parameters and guidelines provided by Purchaser or JKBX to Seller, including statements made verbally, in writing, on posts on social media platforms, and/or in any other medium or channel or if such Indemnified Liabilities arise, solely or partially, from Seller’s actions or inactions. Purchaser and JKBX’s liability under this Section 9.2 shall not exceed the sums incurred pursuant to an adverse judgement of a court of competent jurisdiction or a settlement or compromise entered into with Purchaser and/or JKBX’s prior written consent and in no event shall exceed the aggregate amount of the combination of Royalty Rights Prices actually paid to Seller and Royalties actually received by Seller (and not otherwise distributed) up until the date Seller received notice of the applicable Indemnified Liability. Further notwithstanding anything to the contrary in this Agreement, in the event of any claim, breach or alleged breach of this Agreement by JKBX or any Purchaser, Seller acknowledges and agrees that Seller will have no right of rescission with respect to the sale of the Royalty Rights hereunder, no right to terminate this Agreement or to enjoin or restrain the possession, distribution, exploitation or other use of the Royalty Rights by Purchaser, and no claim of ownership or entitlement with respect to the Royalty Rights or any Royalties arising therefrom, and that Seller’s sole remedy will be a suit against Purchaser for monetary damages, which shall not in any event exceed the aggregate amount of the Royalty Rights Prices actually paid to Seller hereunder.

9.3 In addition to, and without limiting Section 9.1, the Parties acknowledge and agree that in the event Seller fails to perform any of its obligations under this Agreement, money damages alone will not be adequate to compensate JKBX or Purchaser. The Parties, therefore, acknowledge and agree that in the event that Seller fails to perform its obligations under this Agreement, JKBX and Purchaser shall be entitled, in addition to any action for monetary damages, to specific performance of the terms of this Agreement and of the covenants and obligations hereunder.

10. AUDIT RIGHTS. Seller shall maintain books and records (or maintain the right to access such books and records maintained by a third party) relating to its payment obligations hereunder and shall preserve the same throughout the Term and for so long as Royalties are payable in connection with the Purchase Schedule. Purchaser will have the right, upon thirty (30) days prior written notice to Seller, to audit such books and records on its own or via a certified public accounting firm; provided that such books and records may only be examined (a) once per twelve (12) month period and each quarterly accounting period may only be examined once; (b) within three (3) years after the date a payment and corresponding accounting statement is received by Purchaser; and (c) at Seller’s principal place of business (or other mutually agreed to location) and during Seller’s normal business hours; provided that, in lieu of the foregoing and at Purchaser’s written request, Seller shall provide Purchaser (or Purchaser’s certified public accounting firm) digital copies of such books and records. Seller shall pay any underpayment revealed by an audit promptly following its conclusion. Purchaser shall pay the cost of any such audit; provided that if an audit reveals that for the period concerned Seller underpaid monies due Purchaser hereunder by five percent (5%) or more, Seller shall promptly pay such underpayment (together with the interest accrued) and reimburse Purchaser for all costs of the audit concerned.

11. NOTICES. All notices shall be in writing and shall either be served by personal delivery, certified or registered mail (return receipt requested), by FedEx or other national overnight delivery service with verifiable delivery tracking, or by email (with a copy also sent by certified or registered mail, return receipt requested), all charges prepaid. Except as otherwise provided herein, such notices shall be deemed given when personally delivered, mailed or sent by FedEx or other overnight delivery service with verifiable delivery tracking or by email (when sent), all charges prepaid, except that notices of change of address shall be effective only after the actual receipt thereof. Notices to JKBX and Purchaser shall be sent to [*****], with a courtesy copy (which shall not constitute notice) to c/o DLA Piper LLP (US), 1251 Avenue of the Americas, New York, NY 10020, Attn: Adam Brenner, Esq. Email: [*****]. Notices to Seller shall be sent c/o [*****].

12. MISCELLANEOUS.

12.1 In no event shall any Party, or any of their employees, officers, and directors be liable for any direct, indirect, punitive, incidental, special, or consequential damages or any damages whatsoever arising out or in any way connected with any of such Party’s breach or, or failure to perform under, this Agreement.

12.2 (a) The Purchase Schedule and any provisions of this Agreement that related to the Purchase Schedule Term shall survive for the Purchase Schedule Term notwithstanding any expiration or (subject to the next sentence) termination of the Term. Seller shall have the right to terminate the Term (or the Purchase Schedule Term either prior to the initial Offering or solely as it relates to any unsold Royalty Rights remaining from the initial Offering, if any) immediately if JKBX or Purchaser are insolvent within the meaning of any applicable federal or state bankruptcy laws or a threatened petition of any bankruptcy, insolvency or similar proceeding has been filed by or against the Purchaser and/or JKBX. For the avoidance of doubt, all rights, covenants and obligations of either Party contained in this Agreement with respect to the Royalty Rights set forth on the Purchase Schedule shall survive the expiration or termination of this Agreement and shall remain in full force and effect for the duration of the Purchase Schedule Term, including, without limitation, those rights, covenants and obligations set forth in Section 5 above. Seller’s representations and warranties set forth in Section 8.1 above in connection to the Music Assets shall survive the expiration or termination of the Term.

(b) If at the expiration date of the Term, the Marketing Fund is unrecouped due to the Royalty Shares not 100% selling out, the Term shall automatically extend until the Marketing Fund is one hundred percent (100%) recouped. Further, if the Royalty Shares that have sold by the date of expiration of the Purchase Schedule Term do not fully recoup the Marketing Fund, Purchaser shall “zero-out” the remaining unrecouped balance of Seller’s account and therefore, the Term and the Purchase Schedule Term shall expire on such date.

12.3 This Agreement, including the Purchase Schedule attached hereto, contains the entire understanding of the Parties hereto relating to its subject matter. This Agreement shall not be amended, change, or modified except by the prior written consent of each of the Parties and no change or modification of this Agreement will be binding unless it is made by an instrument signed by the Party to be charged. A waiver by either Party of any term or condition of this Agreement in any instance shall not be deemed or construed as a waiver of such term or condition or of any subsequent breach thereof. All remedies, rights, undertakings, and obligations contained in this Agreement shall be cumulative, and none shall be in limitation of any other remedy, right, undertaking, or obligation of either Party. This Agreement shall not become effective until executed by all proposed Parties hereto. This Agreement may be signed in any number of counterparts, each such counterpart being deemed to be an original instrument, but all of which shall constitute one document. Delivery of a signed counterpart of a signature page to this Agreement by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

12.4 JKBX and Purchasers may fully assign, license and transfer all or any portion of the Royalty Rights acquired pursuant to this Agreement or any of JKBX’s or Purchaser’s rights or obligations hereunder In no event may Seller encumber, sell, assign, license or transfer, in whole or in part, any of the contractual benefits or contractual obligations under this Agreement without the prior written consent of JKBX, and any such assignment or delegation shall be void ab initio. This Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the Parties and their respective successors and permitted assigns.

12.5 JKBX, Purchaser, and Seller shall keep the terms of this Agreement confidential and shall not reveal the same to any third parties, except (a) to their respective representatives; (b) as may be required by law; or (c) in connection with any litigation or filing with a governmental authority, including in connection with any public or confidential filing or submission of an offering statement, offering circular or other document pursuant to the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.

12.6 This Agreement is not intended to, nor shall it create any rights, entitlements, claims or benefits enforceable by any person that is not a party to it. This Agreement shall be deemed to have been made in the State of New York and its validity, construction, performance, and breach shall be governed by the laws of the State of New York applicable to agreements made and to be wholly performed therein. Any and all disputes or controversies arising under this Agreement, or any of its terms, any effort by any Party to enforce, interpret, construe, rescind, terminate or annul this Agreement, or any provision thereof (including the determination of the scope or applicability of this Agreement to arbitrate), shall be determined by binding arbitration before a single arbitrator (who shall be a retired judge of a state or federal court with experience in the entertainment industry). Any process in any such arbitration, action or proceeding commenced may be served upon either Party, among other methods, by personally delivering or mailing the same, via registered or certified mail, addressed to the other Party, as applicable, at the address given in this Agreement. The arbitration shall be administered by the Judicial Arbitration and Mediation Services pursuant to its Comprehensive Arbitration Rules and Procedures then in effect (or other mutually agreeable alternative dispute resolution service) and shall be conducted in New York, New York. The arbitrator shall issue a written decision that includes the essential findings and conclusions upon which the decision is based, which shall be signed and dated. Subject to the foregoing sentence, THE PARTIES HEREBY WAIVE

ANY RIGHTS THEY MAY HAVE TO TRIAL BY JURY IN REGARD TO CLAIMS SUBJECT TO ARBITRATION HEREUNDER. The arbitrator’s ruling in the arbitration shall be final and binding and not subject to appeal or challenge. Judgment on any award may be entered in any court having competent jurisdiction. The Parties further agree that the arbitration proceedings, testimony, discovery and documents filed in the course of such proceedings, including the fact that the arbitration is being conducted, will be treated as confidential and will not be disclosed to any third party to such proceedings, except the arbitrator(s) and their staff, the Parties’ attorneys and their staff, and any experts retained by the Parties.

12.7 Further to Section 12.6, with respect to all persons and entities, the Parties agree that all claims must be brought in the Parties’ individual capacity, and not as a plaintiff or class member in any purported class action, collective action, private attorney general action, or other representative proceeding. This waiver applies to class arbitration, and, unless the Parties agree otherwise, the arbitrator may not consolidate more than one person’s claims. Seller agrees that, by entering into this Agreement, the Parties are each waiving the right to a trial by jury and to participate in a class action, collective action, private attorney general action, or other representative proceeding of any kind.

12.8 THIS AGREEMENT CONTAINS IMPORTANT LEGAL TERMS AND RIGHTS THAT AFFECT SELLER, AND JKBX AND PURCHASER HAVE ADVISED SELLER TO SECURE INDEPENDENT LEGAL COUNSEL. SELLER HEREBY ACKNOWLEDGES THAT SELLER HAS SECURED OR HAS HAD THE OPPORTUNITY TO SECURE LEGAL COUNSEL TO REPRESENT SELLER IN CONNECTION WITH THIS AGREEMENT. SHOULD SELLER CHOOSE NOT TO SECURE INDEPENDENT COUNSEL, SELLER ACKNOWLEDGES THAT SELLER’S DECISION WILL HAVE BEEN MADE KNOWINGLY AND WILLFULLY.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date set forth above.

JUKEBOX CO.

By:	/s/ Scott Shipman	By:	/s/ Andrew Britton
An Authorized Signatory		ANDREW BRITTON

Name:	Scott Shipman	Name:	Andrew Britton
Email:	[*****]	Email:	[*****]
Date:	05/03/2024	Date:	05/03/2024

EXHIBIT A

PURCHASE SCHEDULE

PURCHASE SCHEDULE #1	DATED:

Royalty Rights

MUSIC ASSET TITLE	COPYRIGHT TYPE	ARTIST	ROYALTY RIGHTTYPE	SHARE (IE% OF SELLER’S ROYALTIES TO SELL	ROYALTY RIGHT PRICE
The TV and Film Catalog of Andrew Britton solely composed of the 1,322 cues set out on Schedule Two attached hereto	Composition Life of Copyright	Various	Public performance, mechanicals, synchronization - compositions, synchronization - recording, other	100%	$2,254,219.22 (USD)

Please provide the additional Music Asset Information for the Music Assets in the table set forth on Schedule One attached hereto.

[Signature page follows]

ACCEPTED AND AGREED:

JUKEBOX, CO.

By:	/s/ Scott Shipman	By:	/s/ Andrew Britton
An Authorized Signatory		ANDREW BRITTON
Name:	Scott Shipman	Name:	Andrew Britton
Email:	[*****]	Email:	[*****]
Date:	05/03/2024	Date:	05/03/2024

SCHEDULE ONE

ADDITIONAL CATALOG INFORMATION

PURCHASE SCHEDULE #__	DATED:

DETAIL REQUEST PER MUSIC ASSET (DATA TEMPLATE ATTACHED TO EMAIL)
ISRC or ISWC
Recording Artist
Songwriter(s)
Release Year
Copyright Type
Income Interest Type
Original Assignor
Income Interest Term
Region
Third Party Music Payor (“TPMP”) (if applicable)
Accounting Schedule of TPMP (if applicable)
3-5 Years of Historical Quarterly Royalty Data

ADDITIONAL INFORMATION
Are there any unrecouped balances, rights to cross-collateralize, legal holds, suspensions, or other encumbrances on a Music Asset composition and/or recording? If yes, please list those Music Assets below.

Are you selling a percentage of a Music Asset’s royalty stream only (i.e., not the contractual income interest)?

•  If yes, do you also own/control the copyright in those Music Assets?

•  If yes, have you received a reversion or termination notice for any Music Asset copyright?

•  If yes or no, if available, please provide date of the original assignor’s original assignment of the copyright and any other subsequent assignments of the copyright by the original assignor.

SCHEDULE B

MUSIC ASSET TITLES

Work Key	Orig. Title:	ISWC:	Tune Code:

19769519	36006011THE FATHERS	T-912.865.455-7	108320BQ

19280012	A BUSY DAY	T-912.658.690-1	106589FT

37819458	A GREAT THUNDER	T-922.397.805-0	291863EU

26147648	A LONE FIGURE	T-915.989.686-3	175249CV

34479084	A SKY FULL OF STARS	T-919.716.453-7	258467EN

31624463	ABC	T-918.769.390-9	229962KQ

31624464	ABC RETROFIED	T-918.769.391-0	229962KR

37866131	ABSOLUTE ZERO	T-922.429.778-3	292330CM

43286395	ACCESS CONTROL	T-927.564.271-2	346529BT

11043154	ACID JAM	T-010.411.681-5	4946643A

14357719	ACOUSTIC SCENE	T-011.777.386-0	9407632E

22529429	ACOUSTICA	T-913.696.812-2	139072HS

22201732	ACROSS THE SKY	T-913.253.013-3	135797KR

19625151	ADRENALINE DIVE	T-910.010.696-5	110040FW

11641930	AFRICAN ODYSSEY	T-010.134.680-8	4603353P

14689781	AFTER DARKNESS	T-902.793.914-6	9498076L

54608326	AFTER THE STORM		459727HS

38870502	AFTER THE SUN	T-923.689.091-8	302373HT

19280006	AFTERNOON TEA	T-912.658.681-0	106589FM

31624442	AGENT ADVENTURE	T-923.106.839-6	229962GP

31624444	AGENT ADVENTURE NO GUITAR	T-319.037.004-4	229962GR

31624445	AGENT ADVENTURE NO GUITAR RETROFIED	T-319.968.287-2	229962GS

31624443	AGENT ADVENTURE RETROFIED	T-319.037.003-3	229962GQ

49432459	ALFA ROMEO		407972ET

12112483	ALIENS REQUIEM	T-011.654.515-3	5856527R

62460443	ALL EYES ON ME	T-314.313.356-2	538245EP

42972883	ALL I REALLY NEED	T-927.417.859-5	343394DU

18494549	ALL SYSTEMS GO	T-912.624.683-1	098737BW

59701986	ALLURE	T-310.464.657-9	510662CS

10716332	ALMOST BLUE 1	T-011.676.563-9	6122588V

14207331	ALTERNATIVE ACOUSTIC	T-903.050.729-0	9751674Z

42157710	AMERICANA BIRTHDAY	T-926.870.613-4	335244FM

24591686	AN AFTERNOON PROMENADE	T-915.820.661-2	159689KV

10809016	ANDY AND DAVE GO SKIING	T-011.259.918-4	4922293T

12600893	ANGEL EYES	T-011.692.117-5	8408235C

49074014	ANTHONY BOURDAIN PARTS UNKNOWN		404388LS

20376760	ANY DAY NOW	T-909.549.015-6	117555BW

10814524	APART	T-011.676.236-7	6132649Q

14011840	APHRODISIAC ATTACK	T-901.653.086-2	8922954T

36629976	APOCALYPSE NOW	T-921.248.154-4	279969GT

14924531	APPROACHING THE HORIZON	T-901.834.530-7	9190085J

44174323	AQUI Y AHORA CUES		355407LW

13006211	ARISE	T-011.676.213-0	5945051Z

20339733	AROUND YOUR HOUSE	T-910.216.895-6	117185AR

19779273	ASSASSIN MACHINES	T-909.880.197-9	111581FV

34253453	AT THE CROSSROADS	T-919.631.315-2	256211HT

52309079	AT THE INDIE DISCO	T-301.710.392-9	436736ER

19280014	AT THE SEASIDE	T-912.658.695-6	106589FV

27143529	AURORA GLOW	T-916.880.454-4	185202GM

46361303	AURORA OPTICS	T-929.952.056-2	377268KV

18447971	BACCHUS WALTZ	T-909.233.526-7	098273ET

53337559	BACK CHAT	T-302.739.991-9	447020LS

48509519	BACK TO THE RIVER	T-306.456.221-2	398744KT

10866357	BAG OF BONES	T-010.419.502-9	4528429H

9707802	BAHIA BEAT	T-010.429.571-7	5211312X

11002960	BALLROOM BONANZA	T-010.419.503-0	4541166N

11002932	BANJO BANDIT	T-010.412.318-3	4541163J

21848244	BARE FOOT STOMP	T-912.961.322-5	132264LT

34858178	BARE KNUCKLES	T-920.021.961-0	262256GV

61893278	BARGEBOARD	T-313.410.436-8	532574BR

34253465	BARREN EXISTENCE	T-919.631.321-0	256211KV

5044053	BEACH BABYLON	T-010.419.514-3	050441FP

50411002	BEACH HUT BIJOU	T-300.440.757-8	417755LV

22201769	BEAT BEAT HEART	T-913.253.033-7	135798CN

11076294	BEAT ME	T-010.412.320-7	4548204N

3647039	BEAT MONSTER	T-010.063.805-8	036471DV

48637418	BEAT-UP CAR	T-932.055.178-8	400023HU

56897825	BEAUTIFUL ABUNDANCE	T-312.189.515-2	482622BS

56897826	BEAUTIFUL ABUNDANCE - MOMENTS	T-312.189.516-3	482622BT

50101621	BEAUTY IN RUIN	T-300.213.812-3	414662HM

68298721	BEDAZZLED	T-322.145.419-5	596624KU

12041282	BEER SHACK	T-010.422.526-4	5149415X

13701627	BEHIND THE SCENES	T-901.647.120-8	8866263Z

47260749	BELIEVE IN YOU	T-931.813.850-0	386261AN

15899043	BELIEVE IT WILL HAPPEN	T-911.119.931-6	072874KP

34253466	BELOW THE LINE	T-919.631.322-1	256211KW

22529507	BEST COAST ANTHEM	T-913.696.904-5	139073FP

47990823	BEST DAYS	T-931.670.287-1	393559AS

55595258	BEST LIFE	T-305.543.683-0	469596KN

60456293	BETTER DAYS	T-311.272.870-4	518205AS

3893809	BIG AND BAD	T-312.174.887-2	038939AV

22321773	BIG BOTTOM	T-913.315.798-9	136997GN

24056334	BIG BOX OF FUZZ	T-915.356.307-6	154336HV

21916282	BIG BRIGHT IDEA	T-913.024.488-1	132945AS

13092940	BIG FIGHT	T-011.696.346-2	8459187J

18740623	BIG FINISH	T-910.781.840-6	101197EQ

19625329	BIG HITTERS	T-909.235.116-1	110042DU

14061023	BIG HOT BRASS	T-900.298.409-0	8597282P

13101460	BITTERSWEET	T-010.163.552-2	4747640F

38870636	BLACK CAT BOOGIE	T-923.240.704-4	302375BM

21963967	BLACK IS THE COLOUR	T-913.054.536-7	133421FV

19625344	BLACK LEATHER	T-917.152.145-2	110042FP

10021646	BLACK OUT	T-011.590.720-4	5243846Q

10814544	BLACK SWAN	T-011.676.237-8	6132651T

48388027	BLASPHEMOUS		397529LT

51755719	BLASPHEMOUS	T-318.666.992-7	431202LV

15899063	BLISSFUL MOUNTAIN	T-911.536.075-3	072875AP

4542405	BLISTERING	T-011.648.532-5	045425AR

38121729	BLOOD IN THE WATER	T-922.562.418-0	294886BT

40775609	BLOOD ON MY HANDS	T-925.278.075-9	321424ER

4465901	BLOSSOM HILL	T-011.671.670-1	044660AM

24591687	BLOTTO	T-915.820.663-4	159689KW

5352959	BLUE BALLOONS	T-011.728.451-1	053530FV

10867971	BLUE BOY JAZZ	T-010.432.918-1	4528602L

19625353	BLUES MACHINE	T-917.152.146-3	110042GN

47789749	BOARDERS	T-931.501.479-0	391549CQ

34858201	BOILER ROOM	T-920.021.963-2	262256LN

3680786	BOMBED	T-010.049.243-0	036808KS

32142069	BOOM PROMOS		235134EN

16782533	BORN A HERO	T-911.118.290-2	081670LN

22201801	BORN LOVER	T-913.253.036-0	135798FQ

22321774	BOVVER BOOTS	T-913.315.799-0	136997GP

15514960	BOY IS MINE	T-905.686.001-6	069035BN

15514961	BOY IS MINE (INSTRUMENTAL)	T-905.686.002-7	069035BP

14126663	BRASSNECK	T-011.802.440-0	9723433T

15899080	BRAVE BEAUTY	T-911.118.182-9	072875BW

52591754	BRAWLER	T-302.019.778-4	439563AT

9865884	BREAK BUMPER		5228484Z

14474532	BREAK OF DAY	T-011.780.101-0	9438893A

17377401	BREAKING OF A NEW DAY	T-911.241.020-5	087570BN

30449008	BREATH OF LIFE	T-917.731.310-9	218213LR

9702739	BRIDGE OF SIGHS	T-011.616.273-2	5611621L

10797445	BRIGHT NEW DAY	T-011.676.233-4	6130942Y

22339455	BRIGHT POSITIVE SEVENTEEN		137174CT

17377405	BRIGHTEST STAR	T-911.119.976-9	087570BS

20339834	BRITTLE MEMORIES	T-916.642.773-2	117186AS

11142553	BROMWELL HIGH	T-011.589.088-4	5360388F

14410176	BROMWELL HIGH - CLOSING THEME	T-901.669.816-1	9031855R

14410182	BROMWELL HIGH - OPENING THEME	T-901.669.817-2	9031856T

34701208	BROOKLYN	T-915.336.275-5	260687EM

30446687	BRUISER	T-917.731.193-2	218190HR

11958493	BUBBLE BASS	T-010.421.549-7	5140754K

11729142	BUFF TRAINERS	T-011.577.168-0	5419789E

56897930	BUILDING BEAUTY	T-307.355.066-6	482623CM

56897931	BUILDING BEAUTY - MOMENTS	T-307.355.063-3	482623CN

17377419	BUILDING DREAMS	T-911.668.999-7	087570CW

19462356	BUILDING SUN	T-909.236.186-9	108412KW

40769544	BURY ALIVE	T-925.276.168-5	321363HW

58625549	BUSINESS BED 3		499898ES

18448024	BUSTLE GRIND	T-912.669.455-1	098273LW

18448025	BUSTLE GRIND (ALT)	T-912.669.456-2	098274AM

11954369	BUTTERCUP	T-010.140.942-0	4633676H

19895988	BUTTERCUP HEARTS	T-909.493.150-7	112748GS

4465886	BUTTERFLY	T-011.676.234-5	044659KS

14136532	CABLE RETRANSMISSION PROGRAMS		9726498F

50481795	CALM GALAXY		418463LM

22321775	CAN YOU HOLD?	T-913.315.800-6	136997GQ

62695741	CAN’T STOP	T-314.992.579-7	540598AT

14583950	CAN’T STOP THIS	T-905.392.376-5	9081460Q

20339867	CAPTAINS OF AN ENDLESS SEA	T-910.385.615-1	117186DV

59701978	CAPTIVATE	T-310.464.650-2	510662BU

39058388	CAR SOS		304252FV

69301797	CAR SOS		606655AP

27456790	CAR SOS TITLES		188332CR

16023311	CARBON DISTORTION	T-915.791.154-1	074081DP

52309104	CAROLINE	T-301.709.647-4	436736GW

19280018	CARTOON SAMPLER	T-912.658.701-7	106589GP

10232488	CASINO BUST	T-011.287.263-5	5265233R

68298726	CASIO	T-322.145.425-3	596624LP

45493018	CATALYZED	T-929.325.887-4	368588EU

24591688	CATCH ME IF YOU CAN	T-915.820.664-5	159689LM

46731090	CATCHING SUNSETS	T-930.519.605-8	380965GR

47789972	CAUGHT UP	T-931.501.474-5	391551ET

4664198	CELEBRITY WATCH	T-011.613.363-1	046642LU

44168406	CELLULAR LEVEL	T-928.147.855-5	355348KQ

38121780	CHAMELEON	T-922.562.420-4	294886GU

59692314	CHAMELEON VOCAL A CAPPELLA	T-310.433.932-0	510565FV

16225729	CHANGING DIRECTION	T-911.158.061-1	076105AU

16225730	CHANGING DIRECTION UNDERSCORE	T-911.158.062-2	076105AV

36630243	CHAOS AND CONTROL	T-921.248.198-6	279972DQ

58639565	CHASE THE SUN	T-309.268.758-2	500038GN

24591689	CHASING ROUND THE BLOCK	T-915.820.665-6	159689LN

19896019	CHASING SHADOWS	T-910.784.989-8	112748LT

21848289	CHEERFUL DAZE	T-912.961.335-0	132265EN

37433073	CHEMTRAIL	T-922.215.894-3	287999HT

52591755	CHEQUERED FLAG	T-302.018.302-8	439563AU

5352099	CHEROOT SHUFFLE	T-011.767.948-7	053521LV

13954211	CHIC JUNK	T-011.737.156-8	8908498K

50411004	CHILL IN THE TROPICS	T-300.440.753-4	417756AM

12409237	CHILREN IN NEED JINGLE	T-011.275.803-8	5189301A

21196205	CHINKS OF LIGHT	T-910.216.951-7	125746GN

21196207	CHOICE OF DANGER	T-910.216.952-8	125746GQ

24043141	CHOKEHOLD	T-921.979.672-2	154204KU

27485890	CHOOSE	T-917.216.803-5	188623AN

12306942	CHOPRATOWN	T-011.589.107-0	5476992A

49860576	CHRISTMAS SONG	T-303.187.653-2	412252HN

37930819	CHRISTMAS STAR	T-923.268.764-8	292977AV

22321777	CIRRUS	T-315.249.244-5	136997GS

17579210	CITY LIGHTS	T-912.616.205-8	089587GQ

12949895	CITY LIMITS	T-010.091.604-8	4384286H

13100789	CITY SECRETS	T-010.162.440-1	4747551V

4465787	CITY TWILIGHT	T-011.673.585-3	044658KT

11958558	CLAMP DOWN	T-010.421.552-2	5140762X

12476686	CLASSIKKLE	T-011.592.458-7	5493675L

11958593	CLASSIQUE	T-010.421.553-3	5140766A

34253468	CLEAR BLUE SKY	T-919.631.324-3	256211LN

34511252	CLEAR BLUE SKY	T-919.631.324-3	258789AP

35018043	CLEAR BLUE SKY	T-919.631.324-3	263854KV

59701987	CLEARER	T-310.464.659-1	510662CT

40776041	CLIMBING UP THE WALLS	T-925.278.096-4	321428HT

21196222	CLOAKED IN RED	T-910.216.957-3	125746HV

40776048	CLOSE TO MIDNIGHT	T-925.278.097-5	321428KQ

5814137	CLOSE YOUR EYES	T-905.392.373-2	058142DT

10794115	CLOUDLESS SUNSET	T-010.115.007-5	4521672V

9739894	CLOUDS IN MIND	T-010.430.377-6	5214572Q

50411005	COCKTAIL POP	T-300.440.750-1	417756AN

60554524	COLD REVENGE	T-311.324.681-0	519187DP

16225740	COLLATERAL DAMAGE	T-911.158.070-2	076105BV

27143655	COLOURFUL BLOOMS	T-916.880.452-2	185203KT

23292742	COLOURFUL IMPRESSIONS	T-914.181.349-2	146701DU

13954219	COLOURFUL MOMENT	T-901.651.512-1	8908499L

15168161	COME TOGETHER	T-905.768.473-8	065568CP

44168450	COMET CLUSTERS	T-928.147.867-9	355349CU

37433085	COMET STRIKE	T-922.215.806-7	287999KV

62695778	COMING UP FOR AIR	T-314.992.582-2	540598EQ

36871798	COMING UP SHORT TENSION EDIT DRONE MIX-JP		282387FP

40985488	CONCEALING FATE	T-925.556.505-0	323523CP

48509644	CONFETTI CARCRASH	T-310.065.267-9	398746BN

11002856	CONFIDENT GIRLS	T-010.424.479-2	4541158F

21196275	CONSPIRACY SPIRAL	T-910.216.969-7	125747DN

11729063	COOL LOGO	T-011.577.166-8	5419778P

9707786	CORCOVADO NIGHT	T-010.429.570-6	5211309R

19896085	CORRUPTED SOULS	T-916.642.218-0	112749GP

61732129	COUNTDOWN	T-311.272.873-7	518205AU

37930844	COUNTING DOWN THE DAYS	T-922.467.626-0	292977DQ

16321962	COURAGE		077067BP

56898078	COURAGEOUS MOMENTUM	T-307.355.053-1	482624GV

53432608	COVERT PRESSURE	T-302.819.929-9	447971EQ

14924561	COVERT TRACKER	T-901.834.534-1	9190098A

18448114	COWBOY CASANOVAS	T-909.233.046-6	098274KW

26991528	CRAZY KIDS	T-916.762.222-2	183683DR

12755281	CRAZY SUMMER	T-011.180.744-3	4365648Y

13104969	CRAZY SUMMER	T-900.228.565-6	6387224P

10868448	CREEPING WALLS	T-010.424.477-0	4528640R

31624456	CRIMETRAIL	T-918.769.382-9	229962HT

31624457	CRIMETRAIL RETROFIED	T-918.769.384-1	229962HU

17377518	CRYING HEART	T-912.657.729-5	087571CV

55595275	CRYSTAL SKIES	T-305.543.692-1	469596LV

31624461	CURIOUS	T-922.216.874-3	229962KN

31624462	CURIOUS RETROFIED	T-918.769.388-5	229962KP

19280008	CUTIE AND THE CLOWN	T-912.658.685-4	106589FP

29833101	CUTIE AND THE CLOWN (FULL)	T-919.479.159-8	212064FS

7726640	DAFFODIL ICON	T-011.570.971-1	3742475R

51994904	DAGGERS AND KNIVES	T-301.459.918-5	433594HV

34858264	DAMASCUS	T-920.021.969-8	262257FR

33845811	DANCE DANCE	T-919.462.185-7	252157LU

12981947	DANCE OF LOVE	T-011.696.302-0	8447800N

55595277	DANCEFLOOR FOLKLORE	T-305.543.700-4	469597AM

16782628	DANGEROUS WORLD	T-911.669.429-2	081671KT

13467321	DARK DIAMOND	T-900.270.622-1	8328459L

21196333	DARK LIES	T-910.216.980-2	125747KW

18036055	DARK LIGHT	T-911.533.765-0	094155BM

19896143	DARK MINDS	T-916.265.013-7	112750CM

21196334	DARK SKIES	T-910.216.981-3	125747LM

11641874	DARK TRADE	T-010.134.679-5	4603349J

26572623	DARK UNIVERSE	T-917.787.099-4	179497FQ

26572624	DARK UNIVERSE AMBIENCE	T-919.231.340-9	179497FR

26572625	DARK UNIVERSE DRONE	T-917.787.100-0	179497FS

26572626	DARK UNIVERSE FX RISER	T-919.231.342-1	179497FT

26572627	DARK UNIVERSE HIT	T-929.776.556-1	179497FU

26572628	DARK UNIVERSE PULSE 1	T-922.223.165-4	179497FV

26572629	DARK UNIVERSE PULSE 2	T-308.375.359-3	179497FW

26572630	DARK UNIVERSE RHYTHMIC HITS	T-919.304.661-6	179497GM

26572631	DARK UNIVERSE SWEEP	T-916.920.521-4	179497GN

5352198	DARKEST BEFORE DAWN	T-011.773.046-7	053522LU

14622755	DATELINE NBC CUES		8744685J

55595279	DAYS WE SHARE	T-305.543.707-1	469597AN

59701980	DAZZLE	T-310.464.652-4	510662BW

60554527	DEAD MAN’S SHOES	T-311.324.684-3	519187DS

46017452	DECEPTIVE	T-929.820.688-9	373831CV

12934780	DELICATE ESSENSE	T-010.160.357-9	4730960X

17579236	DELICATE TOUCH	T-912.617.211-0	089587KW

47790442	DEMOLITION	T-931.501.485-8	391556BT

16125440	DESERTED WONDER	T-915.990.171-0	075102EQ

14957974	DESIGNER SPACES		9932808Y

68298722	DESIGNER TASTE	T-322.145.420-8	596624KV

12311130	DESTINATION NOWHERE	T-011.589.137-6	5477457L

55822936	DEVIL ON THE RISE	T-306.074.819-4	471873DW

52364814	DEVIL WITHIN	T-301.755.764-7	437293HT

40776470	DEVIL’S GONNA TAKE ME HOME	T-925.278.056-6	321433AS

18483826	DEVIL’S LOIN	T-913.401.688-9	098629LT

18448147	DEVIL’S LOIN (ALT)	T-910.129.451-3	098275CP

62695857	DEVIL’S WORK	T-314.992.594-6	540599CP

19280015	DICKIE BOW WALTZ	T-912.658.697-8	106589FW

15927996	DIGITAL DESTRUCTION	T-911.118.443-1	073164DM

30344279	DIMENSIONS	T-917.651.569-8	217169AQ

14992884	DIRTY JAZZ		063820CR

48509706	DIRTY WORK	T-306.161.825-1	398746HQ

9796642	DISCO BUNNY	T-010.063.809-2	3973870C

49276551	DISCO BUNNY	T-010.063.809-2	406413GU

62761128	DISORTED SOUL HIT		541251KV

43391285	DISTANT SUN	T-928.110.177-7	347577LT

26572670	DISTORTED SOUL	T-919.582.818-3	179498AM

26572671	DISTORTED SOUL AMBIENCE	T-304.049.206-2	179498AN

26572672	DISTORTED SOUL DRONE	T-916.879.969-7	179498AP

26572673	DISTORTED SOUL FILTER FX	T-312.210.292-1	179498AQ

26572674	DISTORTED SOUL HIT	T-917.787.101-1	179498AR

26572675	DISTORTED SOUL PULSE 1	T-312.210.294-3	179498AS

26572676	DISTORTED SOUL PULSE 2	T-304.046.657-3	179498AT

26572677	DISTORTED SOUL RHYTHMIC HITS 1	T-932.764.746-1	179498AU

26572678	DISTORTED SOUL RHYTHMIC HITS 2	T-932.321.503-8	179498AV

26572679	DISTORTED SOUL RHYTHMIC HITS 3	T-312.210.293-2	179498AW

26572680	DISTORTED SOUL RISER 1	T-922.217.683-2	179498BM

26572681	DISTORTED SOUL RISER 2	T-920.460.798-7	179498BN

26572682	DISTORTED SOUL RISER 3	T-921.261.593-5	179498BP

43286768	DIVERSION TACTICS	T-927.564.281-4	346532KW

43286769	DIVIDED	T-927.564.282-5	346532LM

15195584	DIZZY FOR THE FEELING	T-911.120.996-2	065842BM

69849111	DO YOU LOVE ME	T-323.358.810-4	612128AV

70148445	DOCKERS	T-323.814.999-6	067418AQ

33845825	DON’T SAY IT	T-919.462.196-0	252158BP

68298725	DON’T TOUCH	T-322.145.423-1	596624LN

59485904	DOWN TO THE WIRE	T-310.208.388-1	508501GN

59696440	DOWN TO THE WIRE	T-310.440.085-9	510606KR

46361684	DOWNLOADING ARCTIC LANDSCAPES	T-929.952.131-6	377272GW

43207552	DOWNLOADING LANDSCAPES	T-927.505.988-6	345740KQ

42001255	DREAM CATCHER	T-926.762.984-5	333680BR

43310830	DREAM COME TRUE	T-927.654.300-1	346773EW

13297751	DREAM DESIGN (MOVIE)	T-901.641.598-8	8818560Y

22529674	DREAMING AND MOVING	T-913.696.980-7	139075BW

11080025	DREAMS	T-900.218.653-0	6159069X

17377601	DREAMS TOGETHER	T-911.532.939-0	087572BN

36109761	DRIFT TOWARDS PLUTO	T-921.076.271-3	274768BV

16125458	DRIFTING CLOUD	T-911.240.913-9	075102GN

27143728	DRIFTING CLOUDS	T-918.579.222-7	185204FW

24242776	DRIFTING SHADOW	T-915.553.999-4	156201AQ

46538227	DROP IN THE OCEAN	T-930.300.630-6	379037EW

11747893	DRUG UNDERWORLD	T-011.684.366-3	6233955H

34253463	DRY GROUND	T-919.631.319-6	256211KT

15632433	DUKE BARCLAYCARD PROMO	T-316.747.741-6	070209GN

13101534	DUSK SKYLINES	T-010.162.454-7	4747648N

31409064	DUSKY SKYLINE	T-011.215.809-4	227811AU

36109775	DUST AT DAWN	T-921.076.273-5	274768DP

16575545	DUST LANDS	T-911.817.581-8	079601KW

12807996	EASTERN EYE	T-010.087.302-6	4370536L

16225731	EASTERN WINDS	T-911.158.063-3	076105AW

16225732	EASTERN WINDS UNDERSCORE	T-911.158.064-4	076105BM

34253470	EASYGOING	T-919.631.326-5	256211LQ

34511254	EASYGOING	T-919.631.326-5	258789AR

35018045	EASYGOING	T-919.631.326-5	263854LM

61107765	EB THEME 2	T-312.072.810-7	524719DS

43286810	ECONOMIC BREAKDOWN	T-927.564.286-9	346533DN

50470583	EFFECTIVE IMMEDIATELY	T-300.447.724-7	418351HV

27143741	EFFERVESCENT	T-916.880.479-3	185204HP

11043064	EL GUAPO	T-010.411.680-4	4946630J

12934851	ELAPSED TIME	T-010.160.359-1	4730966E

19122531	ELECTRIFIED NIGHT	T-909.345.917-7	105014KW

46731463	ELECTRON	T-930.519.712-0	380969DU

27143742	ELECTRONIC FIELDS	T-916.880.480-6	185204HQ

4016699	ELECTROPLASM	T-011.664.421-3	040167LV

61107764	EMBARASSING BODIES	T-312.072.811-8	524719DR

17377627	EMERGING COLOURS	T-911.343.370-8	087572DU

37416615	END OF EARTH		287835BV

12788139	ENDLESS SUMMER	T-010.087.206-7	4368624Z

14924576	ENIGMATIC DAWN	T-901.834.536-3	9190105N

58639827	ENOUGH IS ENOUGH	T-309.268.763-9	500041CQ

43286830	ERASING DATA	T-927.564.287-0	346533FN

44168610	ESCAPE VELOCITY	T-928.147.889-5	355350KU

37682822	ESTABLISHING CONNECTION	T-922.295.188-4	290497BQ

11915808	ETERNAL OPTIMIST	T-010.139.516-7	4629888L

12385007	ETNA	T-011.275.525-5	5186835F

38870931	EUPHORIC GLOW	T-924.004.350-9	302378AS

69737180	EVA LONGORIA SEARCHING FOR MEXICO		611008HU

46147636	EVASION	T-929.852.557-2	375132GW

5352166	EVERYTHING IS	T-011.773.045-6	053522GS

14341578	EVIL DESTROYER	T-903.054.084-2	9789222R

14924579	EVOLVING METRE	T-901.834.537-4	9190106P

32407166	EXPLODING STAR	T-919.166.693-0	237784DW

38870942	EXPLODING STAR	T-923.589.625-0	302378BT

14689833	EXPLOSIVE MEMORIES	T-902.793.923-7	9498089E

21196514	EXTREME CAUTION	T-910.216.840-1	125749HM

34701215	FABRIC	T-915.336.275-5	260687EU

52591764	FACE THE ENEMY	T-302.018.346-0	439563BT

16689197	FACTUAL UNDERSCORE		080738BW

34253464	FADED DREAM	T-919.631.320-9	256211KU

34511248	FADED DREAM	T-919.631.320-9	258788LV

35018039	FADED DREAM	T-919.631.320-9	263854KR

39104322	FAINT GLIMMER	T-923.351.314-9	304711LP

43286855	FAKE NEWS	T-927.564.288-1	346533HT

36010329	FALL OR FLY	T-061.730.823-2	273774KQ

36109853	FALLING ALONE	T-921.076.291-7	274769BM

54405250	FALLING SUSTAIN UNDERSCORE		457697AT

44168638	FALSE DAWN	T-928.147.896-4	355351BS

61383096	FAMOUS NOW	T-312.520.270-8	527472FQ

30446985	FANCY IT	T-917.731.177-2	218193HP

5352107	FANDANGO FLIRT	T-011.767.949-8	053522AT

19280027	FANTASY WORLDS 1	T-925.127.745-9	106589HN

19280028	FANTASY WORLDS 2	T-925.127.746-0	106589HP

19280029	FANTASY WORLDS 3	T-925.127.747-1	106589HQ

19280030	FANTASY WORLDS 4	T-921.647.183-9	106589HR

9796710	FASHION QUEEN	T-010.063.810-5	3973880T

18775958	FEARLESS FLIGHT	T-909.883.050-3	101550FS

10868369	FEED THE GROOVE	T-010.424.476-9	4528633H

34858353	FEEL THE EUPHORIA	T-920.021.976-7	262258EQ

38870962	FEEL THE RUSH	T-924.406.880-2	302378DT

8623269	FEELIN’ FINE	T-011.128.348-7	3838342Y

5629343	FEELIN MELLOW	T-010.085.003-0	056294EP

47260751	FEELING INDESTRUCTIBLE	T-930.993.498-3	386261AQ

14126675	FETE INVADERS	T-011.802.441-1	9723434V

43207673	FIBER OPTICS	T-927.505.999-9	345742AR

16225756	FICKLE FATE	T-911.158.086-0	076105DR

49603314	FIFTEEN MINUTES OF FAME	T-310.112.889-2	409676BV

55823075	FIGHT & FURY	T-306.074.825-2	471874HV

17377680	FIGHTING HEARTS	T-911.362.504-0	087572LM

19896345	FILL UP WITH SUNSHINE	T-909.231.330-9	112752CP

46761334	FIND WHAT YOU’RE LOOKING FOR	T-316.429.063-1	381267LT

44935524	FIRE IN MY SOUL	T-928.823.671-5	363018AT

4265275	FIRE SPARKLE	T-901.650.433-9	042653HR

17339172	FIRESTORM EYES	T-911.533.798-9	087187LP

4684184	FIRST DAY	T-011.699.262-1	046842KQ

13790403	FIRST IMPACT	T-902.815.909-3	9645351R

13080901	FIZZY COCKTAILS	T-011.696.518-4	8458086P

11366543	FLAIR FOR FUNK	T-011.650.265-8	5781864T

59701979	FLARE	T-310.464.651-3	510662BV

44168676	FLASH FORWARD	T-928.147.906-9	355351FQ

59701985	FLAWLESS	T-310.464.658-0	510662CR

15515251	FLIPFLOPS & BOTTLETOPS	T-911.119.908-7	069038AP

15515252	FLIPFLOPS & BOTTLETOPS (INSTRUMENTAL)	T-909.823.408-3	069038AQ

70181182	FLIPFLOPS BOTTLETOPS INST	T-323.914.186-3	108319HS

38553043	FLOATING HIGHER	T-924.405.476-0	299199CR

18775988	FLOATING HOME	T-912.666.987-2	101550KS

36109891	FLOOD RISING	T-921.076.300-1	274769EV

23292871	FLY FOREVER	T-914.181.382-3	146702GT

15176393	FOLLOW ME	T-905.684.575-1	065650ES

14565457	FOR THE BEST	T-011.719.957-1	8730114E

18494859	FOR THE PEOPLE	T-912.656.701-9	098740CW

18448256	FORBIDDEN FRUIT	T-909.548.972-8	098276DN

24138690	FORCE FROM UNDER	T-915.417.982-5	155160CT

10683175	FOREST OF DREAMS	T-011.556.085-4	5313565T

24138691	FOREVER ALIVE	T-915.417.989-2	155160CU

17377703	FOREVER HAPPINESS	T-912.616.987-7	087573BQ

62571628	FORGED IN FIRE		539357CM

19280011	FOXTROT OSCAR	T-912.658.689-8	106589FS

16225742	FRACTURED MEMORIES	T-911.158.072-4	076105CM

16225743	FRACTURED MEMORIES UNDERSCORE	T-911.158.073-5	076105CN

59701989	FRAGRANT	T-310.464.661-5	510662CV

25527100	FRAMES OF MOTION	T-932.159.534-0	169043LN

14924593	FRAMES OF MOTION (PART 1)	T-901.834.539-6	9190111X

14924596	FRAMES OF MOTION (PART 2)	T-901.834.540-9	9190112Y

5352822	FREE RANGER	T-011.735.769-3	053529CN

16225748	FREEDOM FIRST	T-911.158.078-0	076105CT

12168503	FREEDOM RIDIN’	T-010.424.011-0	5162834E

38870994	FRIDAY IS HERE	T-923.240.836-5	302378GV

43207719	FRIEND REQUEST PENDING	T-927.506.004-3	345742FM

4872036	FRIENDS REUNITED	T-011.577.157-7	048721DS

36109912	FROST FERN	T-921.076.222-4	274769GW

11866396	FULL FRONTAL	T-011.614.051-2	4625091H

31624450	FULL TILT	T-918.769.374-9	229962HM

31624451	FULL TILT RETROFIED	T-918.769.376-1	229962HN

22529757	FUN FEST	T-913.697.014-4	139076AP

13019646	FUNK REVOLVER	T-900.200.485-5	5946271T

3417952	FUNKY KING	T-011.609.872-6	034180FN

13068738	FUTURE NIGHTMARES	T-010.161.876-1	4744257F

10683265	FUZZY EDGES	T-011.556.087-6	5313575J

27105061	GABRIELLE_HL	T-916.864.735-6	184818BN

12113551	GALACTICA	T-011.654.529-9	5856622H

13954337	GALATIC ALLSTAR	T-901.650.435-1	8908519Q

13308180	GANGSTER SCAT	T-011.609.873-7	5577897R

62695970	GASOLENE	T-314.992.611-0	540600DS

43207742	GATEWAY IDENTIFIED	T-927.506.010-1	345742HQ

12533706	GAULOISE GROOVE	T-010.154.560-1	4691048A

10868467	GET STARTED	T-010.424.478-1	4528642V

27310603	GET UP AGAIN	T-917.004.201-0	186872EV

24705669	GET UP NOW	T-915.843.239-4	160829GR

45493224	GETAWAY DRIVER	T-929.325.689-0	368590FQ

38871144	GETTING THE JOB DONE	T-923.240.841-2	302380BV

10844446	GIFFER	T-011.558.826-5	5330223Q

4268059	GIMME YOUR NAME	T-011.736.002-7	042681FV

11771922	GIRLS FROM THE BRONX	T-900.189.807-3	5822864N

12830827	GIRLS FROM THE BRONX	T-010.087.597-5	4372741C

10396458	GIRLY	T-011.191.555-9	4482645A

48637420	GIVE ME A REASON	T-932.055.179-9	400023HW

12808120	GLASS STRUCTURE	T-010.087.304-8	4370547A

12954909	GLASS STRUCTURE	T-900.199.671-0	5939711X

13308674	GLAZED EYES	T-011.609.879-3	5577950V

19896426	GLIDING STARS	T-910.217.928-2	112753AQ

19462565	GLIMMERS OF LIGHT	T-912.748.816-8	108414LV

17377754	GLISTENING SMILES	T-911.263.045-2	087573GR

22321778	GLITCHMEISTERS	T-913.315.802-8	136997GT

14630535	GLOBAL VILLAGE	T-011.784.156-1	9481313K

10461406	GOBLIN KINGDOM	T-011.631.516-2	5689644F

32388652	GOING BACK HOME	T-921.430.133-4	236837BP

52179378	GOK’S STYLE SECRETS	T-301.583.134-8	435439FM

10937176	GOLD DIGGER	T-900.217.251-2	6144678L

14061711	GOLD STADIUM	T-900.298.435-2	8597464H

31405262	GOLDEN STAGE	T-918.602.949-2	227773AT

19625927	GOLIATH OF THE KEYS	T-917.152.151-0	110048DS

52365813	GONNA FIND A WAY	T-301.755.135-4	437303HS

22321779	GOO BOX	T-913.315.803-9	136997GU

42455519	GOOD DIRTY FUN		338222ER

52309169	GOOD LOVE	T-301.709.639-4	436737DR

16225752	GOOD RESULT	T-911.158.082-6	076105DM

16225753	GOOD RESULT UNDERSCORE	T-911.158.083-7	076105DN

30447146	GOT THAT FEELING	T-917.731.206-0	218195DQ

17377773	GRACEFUL DREAMS	T-909.231.182-5	087573KQ

27143890	GRACEFUL STRENGTH	T-916.880.492-0	185206CN

58640035	GRAFFITI ON THE UNDERGROUND	T-309.268.768-4	500043DN

15176399	GRAVITY ZERO	T-905.684.576-2	065650FN

13790458	GREAT AMBITION	T-011.796.790-4	9645360E

20340147	GREEN COUNTRY	T-915.574.959-0	117189BV

19896459	GREEN GOLD FIELDS	T-909.339.554-1	112753DT

22321780	GRISTLE GRINDER	T-913.315.805-1	136997GV

19625952	GRIZZLE BEAR	T-917.152.152-1	110048GM

56898550	GROWING GRATITUDE	T-309.028.995-1	482629EM

56898551	GROWING GRATITUDE - MOMENTS	T-309.932.839-5	482629EN

17377781	GROWING ROMANCE	T-911.118.608-4	087573LN

10345151	GRUMPY OLD MEN EVERYWHERE	T-900.183.464-6	5677871N

15515350	GUITAR CARNIVAL	T-911.118.423-7	069039AN

18036161	GUITAR KICK	T-912.672.042-1	094156BT

38121973	GUN IN YOUR HAND	T-922.562.452-2	294888GM

12788200	HALCYON DAYS	T-010.087.207-8	4368629H

41140917	HALLOWEEN HALLOWEEN	T-925.653.940-9	325077FN

52591756	HAMMER DOWN	T-302.018.362-0	439563AV

14689847	HANDS OFF	T-902.793.919-1	9498092K

31624454	HANG TOUGH	T-918.769.380-7	229962HR

31624455	HANG TOUGH RETROFIED	T-918.769.381-8	229962HS

48509832	HANGING BY A THREAD	T-310.065.737-8	398747LW

19308084	HANGING IN THE BALANCE	T-912.869.170-3	106870CU

17377799	HAPPINESS FIELDS	T-911.551.566-7	087574AW

14930478	HAPPY CLAPPER	T-901.834.963-8	9193193C

19280019	HAPPY DAYS 1	T-912.658.703-9	106589GQ

19280020	HAPPY DAYS 2	T-912.658.705-1	106589GR

19280021	HAPPY DAYS 3	T-912.658.706-2	106589GS

14689855	HAPPY REASON	T-902.793.922-6	9498094N

13698777	HAPPY THOUGHTS	T-011.696.822-9	8358498L

12427499	HAZY DAYZ		5489185J

9796172	HAZY DAZE	T-010.063.807-0	3973817F

34141097	HAZY DAZE	T-010.063.807-0	255088CM

55823211	HEAR THE THUNDER	T-306.074.812-7	471876BR

53001799	HEAR YOU BEEN LOOKIN	T-924.600.297-1	5595649Y

57632171	HEART OF A LION	T-308.111.610-7	489965CU

37433303	HEART OF CLAY	T-922.215.901-5	288002AT

17377818	HEARTS COLLIDE	T-911.119.125-4	087574CV

61893532	HEAT CYCLE	T-313.410.520-3	532576GV

47252697	HEAT RISE		386180FM

58640094	HEAVEN KNOWS	T-309.268.666-9	500043LM

19896496	HEAVY STOMPER	T-914.181.020-0	112753HQ

18448320	HELL FIRE CLUB	T-909.240.408-5	098276LS

55823215	HELL IS EMPTY	T-306.074.810-5	471876BV

58640105	HELLO SONG	T-309.268.670-5	500044AN

17952238	HELP ME	T-915.990.195-8	093317BS

19280013	HERE WE GO AGAIN	T-912.658.693-4	106589FU

13111376	HIDDEN LIFE	T-011.696.860-5	8460956K

41406603	HIDDEN PAST	T-925.878.901-4	327734AV

69224728	HIDE AND SEEK		605884DQ

21916511	HIGH FLIER	T-913.024.576-0	132947DR

58640121	HIT PLAY CONTINUE	T-309.268.674-9	500044BU

56917172	HOLDING PATTERNS	T-307.355.797-4	482815GP

55595313	HOLIDAY ABROAD	T-305.543.715-1	469597DT

56917716	HOLLER AND SHOUT	T-307.355.802-4	482821AT

15041276	HOME	T-905.685.989-3	064302LN

20294688	HOME	T-910.127.838-0	116734GN

60456292	HOME STRETCH	T-311.272.869-1	518205AR

59692656	HOME VOCAL A CAPPELLA	T-310.434.176-2	510569AM

33611083	HOMES IN THE MED		249812CV

63865271	HOMESTEAD RESCUE SURVIVAL SHELTER		552292HV

46731941	HOMETOWN	T-930.519.722-2	380974BS

54806225	HOMING IN	T-304.429.603-5	461706HQ

17375567	HOPEFUL FUTURES	T-906.655.428-7	087551HU

17339260	HOPEFUL PATH	T-912.616.020-1	087188KM

17375569	HOPEFUL ROAD	T-906.638.194-0	087551HW

22902765	HOPEFUL TOMORROW	T-913.880.853-4	142803HN

26147538	HORIZON	T-915.989.676-1	175248BV

22321781	HORNOPHONE	T-913.315.806-2	136997GW

45493288	HORSEPOWER	T-929.325.733-7	368591BU

11135656	HOT CHILLI	T-010.421.494-9	4956332F

37089192	HOT PURSUIT	T-921.531.103-8	284561AS

24591690	HOTSY TOTSY	T-915.820.667-8	159689LP

15899460	HOW THE BODY WORKS	T-911.819.906-7	072878LW

45338422	HURRY UP AND WAIT	T-929.131.089-9	367043HV

36630861	HYPERIMPACT	T-921.248.241-2	279978FN

53432960	HYPERTENSION	T-302.819.922-2	447974LS

13095882	I KNEW YOU ONCE	T-010.162.367-9	4746962C

52309184	I SHOULD OF LOVE YOU	T-301.709.636-1	436737EW

10751656	I THINK ABOUT YOU	T-011.631.533-3	5719497A

22202048	I THINK I LOVE HER	T-913.253.113-6	135801AM

50322219	I WAITED FOR YOU	T-300.289.079-7	416868DT

42291606	I WANT THIS	T-304.286.781-8	336583DU

20294703	I WILL WAIT	T-914.115.359-5	116734HT

34669613	I WISH I HAD KNOWN	T-919.861.479-8	260371FR

15370717	ICE PRINCESS	T-911.118.246-8	067592KR

17377911	IGNITE THE STORM	T-911.118.609-5	087575CN

54979856	I’LL BE BACK	T-304.723.638-0	463442LW

19308277	IMAGES GROW	T-912.868.870-0	106872CM

43310833	IMMERSION	T-927.654.301-2	346773FP

12934888	IN MY HOME	T-010.160.361-5	4730972P

15899497	IN RESEARCH	T-912.680.657-3	072879DS

38553026	IN THE CLOUDS	T-924.042.355-6	299199AU

30447345	IN THE DANGER ZONE	T-917.731.199-8	218197DP

39104658	IN THE END	T-928.950.071-6	304715CV

32312518	IN THE MOMENT	T-919.129.565-5	236838AV

39104659	IN THE MOMENT	T-927.500.102-0	304715CW

36907786	IN TRUTH	T-927.103.419-6	282747CS

19308286	INCOMMUNICADO	T-909.264.826-5	106872CW

4573002	INDETECTABLE	T-901.834.547-6	045731AN

14752171	INNERVISION	T-901.755.101-8	9129035C

14745566	INSPIRED	T-011.785.853-3	9518600T

56898735	INSPIRING ACHIEVEMENTS	T-312.189.514-1	482631CS

56898736	INSPIRING ACHIEVEMENTS - MOMENTS	T-312.189.517-4	482631CT

59849073	INSPIRING ACHIVEMENTS INSTRUMENTAL		512133AP

43287171	INTELLIGENCE AGENCY	T-927.564.300-0	346536LP

15129470	INTERVENTION CUES		065182GS

21196887	INTO DARKNESS	T-910.216.890-1	125753EQ

14930481	INTO THE DEPTHS	T-901.834.965-0	9193195H

33845980	INTO YOUR WORLD	T-919.462.231-6	252159GU

44168879	IONOSPHERE	T-928.147.836-2	355353FS

16659188	IPC SWIMMING WORLD CHAMPIONSHIPS		080438CR

26517995	IRON MUSCLES	T-916.410.692-7	178952CT

34669637	IS THAT HOW YOU LIKE IT	T-919.861.480-1	260371HV

56917171	ISABELLE	T-307.355.795-2	482815GN

34701209	ISCARIOT	T-915.336.275-5	260687EN

4003919	ISLAND BOUNCE	T-010.084.989-5	040040BV

11043146	JALAPENO	T-010.411.889-9	4946642F

13100920	JAZZ GANG	T-010.162.443-4	4747565Q

11958421	JAZZ JAM	T-010.421.547-5	5140748F

11958515	JAZZ MEISTER	T-010.421.550-0	5140757P

13309205	JAZZ RIDER	T-011.609.884-0	5578011K

18172529	JAZZ TALK	T-912.618.533-9	095519DS

13954442	JERK EQUATION	T-901.650.442-0	8908535P

30297000	JET FLARES	T-917.611.954-3	216696DQ

27144015	JET STREAM	T-916.880.500-3	185207ET

10844427	JEWEL HILLS	T-011.558.825-4	5330221N

6077833	JOIN THE CROWD	T-011.777.466-9	060779DP

36245616	JUDGE JUDY-CUES		276126EW

56917175	JUDY FOLK	T-307.355.800-2	482815GS

17912433	JUMP RIGHT IN	T-911.118.909-4	092919CQ

6077906	JUST AS IT IS	T-011.777.467-0	060780AS

57633161	JUST DRIVE	T-308.111.785-9	489975BU

14358106	JUST WANNA DANCE	T-902.785.334-5	9407759R

14358109	JUST WANNA DANCE (INSTRUMENTAL)	T-902.785.335-6	9407760T

44625092	KALEIDOSCOPES	T-928.519.787-7	359914HS

14947604	KAZOO CRAZY	T-902.808.665-9	9593842T

50322265	KEEP ON PUSHING	T-300.289.068-4	416868KP

36631007	KEEPING MOMENTUM	T-921.248.260-5	279979LU

12901061	KENT SHOW	T-900.282.077-1	8439147N

18495065	KIDDIE COOL	T-910.129.453-5	098742DS

16783007	KILLER INSTINCT	T-911.121.179-1	081675GS

53732568	KILLING OF JONBENET HER FATHER SPEAKS		450970LS

34253455	KILLING SKIES	T-919.631.316-3	256211HV

36631016	KINETIC FORCES	T-921.248.264-9	279980AT

10333659	KING OF DIAMONDS	T-011.676.561-7	6083312A

58733745	KINGPIN HUSTLER	T-309.388.410-3	500980EM

66063781	KNOW YOUR ENEMY	T-318.944.169-4	574277AR

50411020	LAID BACK LOOKER	T-300.440.764-7	417756BT

13954455	LAIDBACK MUTATION	T-901.650.444-2	8908538T

20340332	LAND OF YOU AND ME	T-913.694.396-9	117191AQ

46761333	LAST NIGHT ON EARTH	T-931.625.623-2	381267LS

9707776	LATINIQUE	T-010.429.851-2	5211308Q

24591691	LAUGHING AT LIFE	T-915.820.668-9	159689LQ

10076556	LAYING IN WAIT	T-010.220.566-2	4848973V

30447527	LAZER LOVE	T-917.731.277-5	218199BR

58640258	LEAVE A LIGHT ON	T-309.268.679-4	500045FR

36110298	LEAVE IT BEHIND	T-921.076.261-1	274773FS

26147638	LEGACIES LIVE ON	T-915.989.683-0	175249BV

22321782	LET IT OUT	T-913.315.807-3	136997HM

50411022	LET’S GO BEACHES	T-300.440.754-5	417756BV

13095661	LETTING GO	T-010.163.540-8	4746945C

30344813	LETTING GO	T-919.819.272-2	217174DU

38122068	LIARS AND THIEVES	T-922.562.469-1	294889FS

26147641	LIFE BEYOND OUR DREAMS	T-915.989.684-1	175249CN

47260822	LIFE IS A FIGHT	T-930.993.532-8	386261HR

69848395	LIFE OF THE PARTY	T-323.358.746-3	612120LP

18741297	LIFT ME UP	T-912.859.020-5	101204BU

11866726	LIFT UP	T-010.424.483-8	4625123C

52309203	LIGHT IT UP	T-301.709.642-9	436737GV

26566150	LIGHT MOTION	T-916.413.750-2	179432LN

44168975	LIGHT PILLARS	T-928.147.845-3	355354FN

9770346	LIGHT TOUCHES ME	T-010.432.648-8	5217598Q

38871493	LIGHTS PASSING	T-923.689.092-9	302383GU

53338197	LITTLE BOSS	T-302.740.722-9	447027DQ

21197083	LITTLE FOLK	T-910.216.913-1	125755DW

20272376	LITTLE HAPPY DAYS	T-912.959.798-4	116511GN

14358155	LITTLE MISS SOMETHING	T-902.785.348-1	9407772L

14358160	LITTLE MISS SOMETHING (INSTRUMENTAL)	T-902.785.336-7	9407773N

11076038	LITTLE MOVER	T-010.424.480-5	4548180A

10752238	LITTLE THINGS	T-011.631.538-8	5719556P

60570806	LIVE FOR NOW	T-311.358.320-9	519350BR

13005716	LIVE SPARK	T-011.676.558-2	5945003C

10354281	LIVING AND BREATHING	T-011.549.566-3	5277877L

14130741	LOCAL CABLE OPERATORS		9724557X

36110328	LONELY HEART DISCO	T-921.076.265-5	274773KS

10408086	LONELY MANHATTAN	T-011.676.217-4	6090538R

16125657	LONELY PLACES	T-911.118.446-4	075104GM

70717910	LONG GOODBYE		620813HQ

10682367	LONG NIGHTS	T-011.556.076-3	5313501Z

34253461	LONG WALK	T-919.631.318-5	256211KR

69526250	LOOK AT YOU NOW	T-322.975.735-7	608899FN

69549113	LOOK AT YOU NOW	T-322.975.735-7	609128BP

60570815	LOOK TO THE SKY	T-311.358.321-0	519350CQ

60381507	LOOKING FORWARD	T-311.150.692-0	517457CP

22321783	LOOPY DA LOOP	T-913.315.808-4	136997HN

48509979	LOST BOY SYMPHONY	T-302.927.142-5	398749ET

19123536	LOST VOICES	T-910.781.978-3	105024LR

14385368	LOVE MUSIC	T-902.786.199-0	9415121T

10617141	LOVE THEME	T-011.676.024-7	6112863Z

56898931	LOVING HOPE	T-307.354.992-1	482633CN

56898932	LOVING HOPE - MOMENTS	T-307.354.991-0	482633CP

55595332	LUMINOSITY	T-305.543.719-5	469597FS

39104901	LUMINOUS TOUCH	T-923.351.324-1	304717HN

37433423	LUNAR DUSK	T-922.215.912-8	288003CT

33846045	LUNAR ROCKS	T-919.462.238-3	252160DP

59701981	LUSCIOUS	T-310.464.654-6	510662CM

10683344	LUXURIOUS	T-011.556.091-2	5313584X

13366261	LYXFALLAN	T-900.204.056-4	5981035R

22321784	MACHINIA	T-913.315.809-5	136997HP

18448491	MAD MARQUIS	T-910.784.561-4	098278GT

19425621	MADE EASY	T-910.859.890-9	108045FV

37581040	MAGIC MAN	T-922.229.246-8	289479DQ

19280003	MAI OUI	T-912.658.676-3	106589EU

19280004	MAI OUI JUST RHYTHM	T-912.658.678-5	106589EV

15176419	MAKING A MOVE	T-911.120.929-1	065650HN

34253460	MAKING IT MY BUSINESS	T-919.631.317-4	256211KQ

34511245	MAKING IT MY BUSINESS	T-919.631.317-4	258788LS

35018036	MAKING IT MY BUSINESS	T-919.631.317-4	263854KN

19280009	MALT SHAKE TEEN	T-912.658.686-5	106589FQ

34858655	MAN HUNT	T-920.021.966-5	262261ES

18681869	MANHUNTERS FUGITIVE TASK FORCE CUES	T-912.635.035-4	097537DT

16783131	MARCHING TALL	T-911.120.013-6	081676KW

15042252	MARIA’S LULLABY	T-909.823.471-0	064312GU

11141935	MASHED	T-011.197.973-7	4554469F

44496697	MASOCHIST		358631BV

21916624	MASTER OF DEALS	T-913.024.285-2	132948EU

19626519	MASTERFUL MENACE	T-910.010.698-7	110054CU

19280010	MEAN STREET SWING	T-925.127.748-2	106589FR

62595574	MEATEATER		539596FU

24043142	MEDIC	T-915.682.139-5	154204KV

43208286	MEMORY SCAN	T-927.505.987-5	345748BU

40353909	MEMORY SYSTEMS	T-924.403.281-3	317207FP

37433447	MERCURY BEAT	T-922.215.914-0	288003FM

11608647	MESMERIC	T-010.134.259-9	4600062Z

22321785	MESSAGE BANK	T-913.315.810-8	136997HQ

12257216	MEXICAN MAYHEM	T-011.657.032-1	5871120A

44169076	MICROMOON	T-928.147.861-3	355355FP

37433457	MILLENNIAL	T-922.215.916-2	288003GM

21197200	MIND GAME	T-910.216.925-5	125756FT

31624465	MISS JONES	T-918.769.393-2	229962KS

31624466	MISS JONES RETROFIED	T-918.769.394-3	229962KT

40613293	MISSING	T-932.145.590-7	319801DP

58640369	MISSPENT YOUTH	T-309.268.685-2	500046GS

24056693	MISTLETOE JIVE	T-915.356.243-7	154340DU

10671164	MLAAP - SERIES 2 - EVIL GRANNY	T-900.214.330-8	6117791Z

10671137	MLAAP - SERIES 2 - GHOST	T-900.214.328-4	6117788V

10671153	MLAAP - SERIES 2 - GIRLFIEND	T-900.214.329-5	6117790Y

10671106	MLAAP - SERIES 2 - JUVENILE DELINQUENT	T-900.214.326-2	6117785Q

10671179	MLAAP - SERIES 2 - LIKE FATHER LIKE SON	T-900.214.332-0	6117793C

10671194	MLAAP - SERIES 2 - POPAT IDOL	T-900.214.334-2	6117795H

10671171	MLAAP - SERIES 2 - ROYAL POPATS	T-900.214.331-9	6117792A

10671124	MLAAP - SERIES 2 - TIT FOR TAT	T-900.214.327-3	6117786R

21197218	MOMENT TO CONSIDER	T-910.216.932-4	125756HR

62572552	MONEY HEIST		539366ER

15928461	MONSTER NIGHT	T-912.664.475-5	073168LS

55595343	MOONLIGHT VIBES	T-305.543.721-9	469597GT

12830854	MOONWALKER	T-010.087.685-4	4372745K

48913907	MOONWALKER	T-900.188.549-0	402788CQ

38122137	MOTHERLESS CHILD	T-927.109.334-6	294890CR

52591765	MOTORCYCLE MAYHEM	T-302.019.810-7	439563BU

12339887	MOTORSALES	T-900.175.540-4	5480345J

22321786	MOULDY REEL	T-913.315.811-9	136997HR

19626612	MOUNTAIN THUNDER	T-917.152.156-5	110055CM

16225733	MOUNTING PRESSURE	T-911.158.065-5	076105BN

14252836	MOUSE CATCHER	T-011.742.343-4	8988357Z

14924658	MOVING IN THOUGHT	T-901.834.551-2	9190139N

56899041	MOVING POSSIBILITIES	T-312.189.520-9	482634DN

56899042	MOVING POSSIBILITIES - MOMENTS	T-312.189.518-5	482634DP

23261695	MR DREW’S SCHOOL FOR BOYS	T-916.801.595-0	146391BQ

19308601	MUSICAL MOBILE	T-909.238.850-6	106875ER

37742285	MY CONDITION	T-922.363.026-0	291091HR

22202196	MY HEART IS FREE	T-913.253.125-0	135802EV

69728263	MY HOMETOWN PRIDE		610919GM

42974687	MY ONLY REASON	T-927.417.891-5	343412EN

18484176	MYSTERIOUS GENTLEMAN	T-913.282.800-3	098633ET

18484177	MYSTERIOUS GENTLEMAN (ALT)	T-913.068.705-7	098633EU

46732497	NANOFIBER	T-930.519.772-2	380979HN

12179630	NATELLA TAKES CHARGE	T-011.586.405-5	5464161J

55823639	NATURAL BORN FIGHTER	T-306.074.794-2	471880EP

60816846	NAZI MEGASTRUCTURES CUES		521810DS

9812769	NCTA 2003 ROYALTIES	T-011.251.005-0	4823070A

12183758	NCTA ROYALTIES		5863613N

4596623	NEARING DANGER	T-011.758.644-3	045967CP

42974722	NEON SMOKE	T-927.417.893-7	343412HT

16125735	NEVER DEFEATED	T-911.121.061-8	075105DV

32388082	NEVER GONNA STOP YOU	T-919.158.592-9	237593FT

52518561	NEVER LETTING GO OF CHRISTMAS	T-301.847.365-5	438831BR

10847442	NEVERMORE	T-011.676.238-9	6135629X

10867704	NEW ORLEANS NIGHTS	T-010.424.475-8	4528582H

8765081	NEW RELIGION	T-010.049.242-9	3852596K

48510072	NICKEL & DIME	T-305.585.944-0	398750DW

43208389	NIGHT DRIFT	T-927.506.003-2	345749CM

11405308	NIGHT GL0W	T-010.416.766-9	4986472Z

4237395	NIGHT GLOW	T-901.197.216-0	042374LR

24706379	NIGHT OF OUR LIVES	T-915.843.296-3	160836HR

9595013	NIGHT TRAIN	T-010.429.562-6	5201116A

10535470	NIGHTMARE		5697014P

9723319	NINETY MINUTES	T-011.250.140-2	4813847P

34669796	NO PROBLEMS AT ALL	T-919.861.491-4	260373DU

16225735	NO RESOLUTION	T-911.158.067-7	076105BQ

4663845	NO TURNING BACK	T-011.613.361-9	046639ER

66431943	NOT AFRAID TO LOOK DOWN	T-320.111.405-4	577958FT

56271799	NOT ID MINE		476361LQ

42389017	NOTHING IS BETTER THAN THIS	T-304.285.599-8	336583DV

14565502	NOTHING MATTERS	T-011.719.962-8	8730124V

46362526	OBSERVANCE	T-929.952.138-3	377281BN

11866713	OCEAN OF BLISS	T-010.424.482-7	4625121F

39105136	OCEAN SPIRALS	T-923.351.328-5	304720AT

63033456	OCEANS	T-315.345.918-4	543975AM

47792813	OFF ROAD	T-931.501.575-9	391579KU

45493545	OFF ROADING	T-929.325.879-4	368593HR

39105140	OH WONDER	T-923.351.329-6	304720BM

19280007	OLD BLUE	T-912.658.683-2	106589FN

39105150	ON CLOUD NINE	T-923.351.330-9	304720CM

48510100	ON THE RIGHT TRACK	T-301.771.411-9	398750GU

52591757	ON THE ROPES	T-302.019.776-2	439563AW

31624446	ON THE RUN	T-918.769.371-6	229962GT

31624448	ON THE RUN NO MELOTRON	T-319.968.288-3	229962GV

31624449	ON THE RUN NO MELOTRON RETROFIED	T-319.968.286-1	229962GW

31624447	ON THE RUN RETROFIED	T-918.769.373-8	229962GU

24056756	ONCE UPON A TIME	T-916.717.698-9	154341AM

10114064	ONE BEAUTIFUL SUMMER	T-011.013.973-5	5252936J

50168226	ONE MORE DAY	T-306.211.158-0	415328FW

50168228	ONE MORE DAY (30 INST)	T-318.151.362-8	415328GN

50168229	ONE MORE DAY (30)	T-318.151.363-9	415328GP

50168227	ONE MORE DAY (INST)	T-318.151.361-7	415328GM

45338920	ONLY YOU	T-932.854.288-7	367048HT

36110614	ORBIT THE SUN	T-921.076.239-3	274776HN

59323466	OSBOURNES WANT TO BELIEVE		506877ER

13067913	OUR FRIEND DAVE	T-010.161.869-2	4744176H

36908199	OUR JOURNEY	T-927.103.427-6	282751DV

17378220	OUR TOMORROW	T-912.616.690-3	087578DM

13068803	OUT IF THE CLOUD	T-010.161.878-3	4744262J

36010506	OUT OF FOCUS	T-061.730.824-3	273776GM

44625643	OUT OF MY MIND	T-928.519.864-3	359920CT

58640514	OUT OF SIGHT	T-309.268.690-9	500048BM

38871757	OUTDOOR LIVING	T-923.240.766-8	302386DN

46732678	OXIDE	T-930.519.709-5	380981FP

14126684	PAINTING CLOUDS	T-011.802.442-2	9723435X

17056789	PARALYMPICS TITLE MUSIC		084412CM

37433547	PARTICLE BEAM	T-922.215.924-2	288004FM

18172848	PARTICLES IN THE LIGHT	T-912.660.267-3	095522FR

19308767	PASSING IMAGES	T-912.868.873-3	106877BM

54806435	PATHS TO TRUTH	T-304.429.591-8	461708KQ

34253467	PATHWAY TO REDEMPTION	T-919.631.323-2	256211LM

15043032	PEACEFUL CITIES	T-911.343.206-7	064320EU

38922402	PEACEFUL MOMENTS	T-923.272.251-9	302892HT

56899198	PEACEFUL MOTIVATION	T-312.189.519-6	482635KV

56899199	PEACEFUL MOTIVATION - MOMENTS	T-312.189.521-0	482635KW

62223572	PEDAL DOWN	T-313.969.862-3	535876KQ

21916700	PEN PUSHER	T-913.024.406-3	132949CQ

15168217	PERFECT CHANCE	T-911.120.913-3	065568HV

22450125	PERFECT FAIRYTALES	T-913.420.585-9	138280BV

16908385	PERFECT JULY	T-916.615.301-1	082928LM

52309252	PERFECT STRANGER	T-301.709.637-2	436738BU

19462890	PERFECTLY TRANSFORMED	T-909.264.868-5	108418CQ

12949939	PHONE SEX	T-010.091.605-9	4384291P

16783459	PICTURE OF SMILES	T-911.533.784-3	081680BU

24591692	PIE EYED	T-915.820.669-0	159689LR

13479103	PINATAS	T-902.809.875-1	9601451J

16125785	PIZZICATO PIECE	T-911.119.935-0	075105KV

13113925	PLACES IN THE SKY	T-011.696.978-8	8461189A

19626876	PLANET BASS	T-910.779.315-7	110057KR

27144272	PLANET OF LIGHT	T-916.880.511-6	185210AQ

21197491	PLANNED PERFECTION	T-910.217.003-6	125759EU

10556042	PLASTIC DUMMY	T-900.213.244-7	6106342L

31131901	PLASTICINE	T-918.164.313-0	225040LQ

62057744	PLAYING WITH FIRE	T-313.748.254-9	534218GT

46018517	PLIGHT	T-929.820.678-7	373841LR

3971905	POCKET PLATFORM	T-010.220.565-1	039720AR

68422624	POISED	T-322.225.554-7	597863KP

19280017	PONDERING	T-912.658.700-6	106589GN

24089738	POP THAT BOTTLE	T-061.539.913-7	154670HT

13914981	PORCH LIGHT WALTZ	T-011.767.950-1	9291088R

16225754	POSITIVE APPROACH	T-911.158.084-8	076105DP

16225755	POSITIVE APPROACH UNDERSCORE	T-911.158.085-9	076105DQ

22321787	POST COW	T-913.315.812-0	136997HS

21197516	POWER HOUSE	T-910.217.005-8	125759HP

27144281	POWERFUL HEART	T-916.880.513-8	185210BP

31872771	POWERFUL HEART	T-920.524.333-0	232444LS

46609575	PRAIRIE WINDS	T-930.417.366-8	379750KV

55503690	PRESSURE		468681BV

14068485	PRETTY BLUE SKY	T-900.298.737-3	8599383C

19462913	PRETTY FOLK	T-909.264.870-9	108418ET

52591766	PRIZE FIGHTER	T-302.018.344-8	439563BV

46018551	PROMISE	T-931.216.240-6	373842CU

17378284	PROUD BEGINNINGS	T-911.241.039-6	087578LR

19897072	PSYCHEDELIC LANDS	T-913.868.870-7	112759EU

22545243	PSYCHOLGICAL THRILLER		139230HV

4607129	PULSE OF FEAR	T-011.758.696-5	046072CV

18036412	PUMPED UP	T-911.551.652-4	094158GU

14253008	PUNCH DRUNK LOVE	T-011.742.358-1	8988401P

27144293	PURIFIED BEAUTY	T-916.880.515-0	185210CR

37433578	PUSH AWAY	T-922.215.928-6	288004KN

62223624	PUSH IT HARD	T-313.969.868-9	535877DS

12949960	PUSH IT IN	T-010.091.606-0	4384293R

22602686	PUT YOUR COAT ON	T-913.702.301-9	139804EP

36631644	QUANTUM MECHANICA	T-921.248.300-6	279986DR

20272482	QUEEN OF MISCHIEF	T-909.611.315-4	116512GU

59701983	RADIANT	T-310.464.656-8	510662CP

55595361	RADIANT SHUFFLE	T-305.543.723-1	469597KR

44625760	RADIO STAR	T-928.519.909-9	359921EQ

17378304	RAINBOW OF LIGHT	T-911.118.610-8	087579BR

17378305	RAINBOW SHIMMERS	T-917.153.466-0	087579BS

18448694	RAKEHELL	T-910.792.758-2	098280GW

18179787	RAUCOUS RABBLE	T-912.963.163-6	095591LQ

59486451	RAW AGGRESSION	T-310.208.392-7	508507AV

59696441	RAW AGGRESSION	T-310.440.086-0	510606KS

16225744	RAW TRUTH	T-911.158.074-6	076105CP

22321788	RAYS THROUGH RAIN	T-913.315.813-1	136997HT

19280002	RAZZAMAJAZZ	T-912.658.675-2	106589ET

6206430	REACH FOR GOLD	T-011.794.806-7	062065CW

38553030	REACH FURTHER	T-923.756.936-7	299199BN

37433589	REACH INTO THE NIGHT	T-922.215.931-1	288004LP

47991740	REACH ME	T-931.670.332-9	393568CP

19308855	REACHING YOU	T-909.235.109-2	106877LV

16225749	REALISTIC HOPE	T-911.158.079-1	076105CU

43208631	REALITY 1.0	T-927.506.022-5	345751GP

47260824	REASON TO BELIEVE	T-930.993.534-0	386261HT

12585336	REDEYE	T-011.659.823-2	5903076X

30448020	REFLECTING COLOURS	T-917.731.266-2	218204AU

59701982	REFRESH	T-310.464.653-5	510662CN

10868511	REIGN OF PAIN	T-011.615.030-1	4528646F

16225741	REPERCUSSION	T-911.158.071-3	076105BW

43287676	REPORTED MISSING	T-927.564.312-4	346541LU

56899360	RESILIENT DETERMINATION	T-307.354.966-9	482637FM

21848667	RESTLESS FUN	T-912.961.515-2	132269BW

13068087	RETURN TO THE BEAUTIFUL	T-010.161.979-7	4744190A

19308879	REVEALING THE DETAILS	T-912.869.172-5	106878CP

16225736	REVELATIONS	T-906.028.043-5	076105BR

16225737	REVELATIONS UNDERSCORE	T-924.461.873-3	076105BS

33801018	REVELATIONS UNDERSCORE	T-924.095.072-5	251710DV

35930281	REVELATIONS UNDERSCORE	T-921.448.412-5	272974EM

39222235	REVENGE BODY CUES	T-316.417.717-3	305891AQ

59701984	REVITALISE	T-310.464.655-7	510662CQ

14924704	REVOLVING CIRCLES	T-901.834.724-5	9190159R

21848670	RHYTHM WALK	T-912.961.516-3	132269CP

50102054	RICOCHET	T-300.213.816-7	414667AQ

15632302	RIMMEL LONDON PROMO	T-316.747.738-1	070208DM

9796591	RIO NIGHTS	T-010.063.808-1	3973863T

26992614	RIOT RULES	T-916.762.313-4	183694CM

9967605	RIPPLE TIDE	T-010.160.358-0	5238632Y

12934836	RIPPLE TIME	T-010.160.358-0	4730964A

40354284	RIPPLING PATTERNS	T-924.403.298-2	317211CU

70783994	RISE AMONGST THE FALLEN		621474FS

46609576	RISING CREEK	T-930.417.367-9	379750KW

27144319	RISING FORCE	T-916.880.516-1	185210FM

22903160	RISING LIGHT	T-913.880.893-2	142807GT

17378352	RISING STARLIGHT	T-911.118.328-9	087579GP

11953889	RIVER FRONT	T-011.104.855-5	5140258E

13309141	RIVER OF RHYTHM	T-011.609.883-9	5578001V

15176436	ROAD TO EVERYWHERE	T-911.120.930-4	065650KV

19627024	ROAD TO HEAVEN	T-909.611.277-5	110059DP

19462957	ROAD TO HOPE	T-909.264.872-1	108418LM

12311192	ROAD TO RUIN	T-011.589.138-7	5477463V

46732976	ROAD TRIP	T-930.519.739-1	380984FM

22450174	ROBOTIC NATURE	T-913.420.609-0	138280GU

27311575	ROCK CRAWLING	T-917.004.239-4	186882CM

26688037	ROLL THIS WAY		180650KQ

14689958	ROUGH HEART	T-902.793.936-2	9498118Y

13308124	ROUGH SKETCH	T-011.609.870-4	5577887A

27311581	ROUND ONE	T-917.004.241-8	186882CT

53338592	RUN RAGGED	T-302.740.669-1	447031CV

21197655	RUN TO SAFETY	T-910.217.020-7	125761BN

24591693	RUNAWAY TRAIN	T-915.820.670-3	159689LS

6081991	RUSH OF LOVE	T-011.777.704-4	060820LM

13068777	SAFE FROM HARM	T-010.161.877-2	4744260E

43287712	SAFE HOUSE	T-927.564.314-6	346542DQ

13363735	SALTIRE TAVERNS	T-900.179.860-3	5583372T

9788635	SAMBA SIMPLE	T-010.432.848-4	5219893Q

50411029	SAND CASTLE KING	T-300.440.740-9	417756CS

19897166	SAND DRIFTS	T-912.958.519-9	112760EN

44169355	SATELLITE VISION	T-928.147.912-7	355358DN

56917173	SATURDAY	T-307.355.799-6	482815GQ

4614438	SCIENCE OF LIFE	T-011.758.701-5	046145DU

8616683	SCORCHIO	T-011.128.230-4	3837633E

39381495	SCORNED: LOVE KILLS		307483GP

24591694	SCRAM	T-915.820.671-4	159689LT

12934862	SCURA	T-010.160.360-4	4730969K

18448758	SECRET CEREMONY	T-909.822.498-7	098281DQ

21197695	SECRET CORRUPTION	T-910.217.024-1	125761FN

22321789	SECRET HANGER	T-913.315.814-2	136997HU

46761336	SEE THINGS DIFFERENTLY	T-931.625.624-3	381267LV

24243608	SENSE OF TERROR	T-915.554.083-3	156209DS

43287752	SENSOR TRACKER	T-927.564.315-7	346542HQ

54256371	SERCE SARAYI 1 TEASER		456208CV

10409647	SEVEN WONDERS		4880920F

13761877	SEVENTEEN SUMMERS	T-011.733.559-7	8874860R

11866584	SEX CHARGE	T-011.614.052-3	4625108H

21197735	SHADOWS OF SUSPICION	T-910.217.030-9	125761LN

19280016	SHE LOVES HIM	T-912.658.698-9	106589GM

15043531	SHE SAID	T-905.685.992-8	064325ET

15043533	SHE SAID (INSTRUMENTAL)	T-911.120.801-6	064325EV

50411031	SHE SELLS SEA SHELLS	T-300.440.733-0	417756CU

9796901	SHIFTY GEEZER	T-010.063.811-6	3973907J

12033233	SHINE THROUGH	T-900.191.190-6	5848642X

29132895	SHINING THROUGH	T-900.191.707-3	205077AT

46761331	SHOOT	T-931.625.621-0	381267LQ

22110765	SHOOTING STARS	T-913.134.785-8	134888HP

31624458	SHORT FUSE	T-918.769.386-3	229962HV

31624459	SHORT FUSE RETROFIED	T-918.769.387-4	229962HW

14358411	SHOULDN’T HAVE LET YOU GO	T-902.785.366-3	9407854H

22196691	SIAMESE LOVER	T-913.252.877-9	135747ES

10404373	SICILIAN HEARTACHE	T-011.676.164-8	6090204V

20377638	SILENT HAPPINESS	T-913.694.407-5	117563LU

19897390	SILENT POWER	T-909.880.204-1	112762GS

10004970	SILK SAIL	T-011.673.688-9	6051916V

22450236	SILLY AND STRANGE	T-913.420.624-9	138281CW

57386974	SILVER & GOLD		487513EQ

13067863	SILVER GODDESS	T-010.161.868-1	4744172F

46538232	SILVER LINING	T-930.300.631-7	379037FR

10459877	SILVERBIRD	T-011.676.022-5	6096105Q

12310886	SIMPLE SIGN	T-011.589.136-5	5477427R

21384395	SINGING ELECTRICITY	T-910.385.912-7	127628AM

37433663	SINK DEEP	T-922.215.939-9	288005GT

16225738	SINS OF THE FATHERS	T-911.158.068-8	076105BT

16225739	SINS OF THE FATHERS UNDERSCORE	T-911.158.069-9	076105BU

40781465	SKELETON KEY	T-925.278.159-2	321483AM

10777851	SKIING	T-011.259.699-2	4919040K

30448190	SKINT AGAIN	T-917.731.238-8	218205HU

19627175	SKYLINE HOUNDS	T-917.152.187-2	110060KQ

13308139	SLAPPY	T-011.609.871-5	5577890H

60554525	SLEEP WITH ONE EYE OPEN	T-311.324.682-1	519187DQ

13100851	SLEEPERS	T-010.162.441-2	4747557C

12533727	SLEEPYHOUSE	T-010.154.561-2	4691050E

62223819	SLICK ROCKER	T-313.969.916-0	535879DM

11866185	SLIP AWAY	T-011.639.461-6	4625074H

19897414	SLIPPING AWAY	T-910.863.781-6	112762KW

24591695	SLOPPY JOE’S STREET BAND	T-915.820.672-5	159689LU

12488829	SLOW BREATHING	T-010.427.895-6	5197404T

24139161	SLUGGER	T-915.417.981-4	155164LU

31624467	SMOOTH AND SMOKEY	T-925.198.360-5	229962KU

31624468	SMOOTH AND SMOKEY RETROFIED	T-925.401.535-5	229962KV

19627188	SNAKE EYES	T-909.336.962-1	110060LT

19280022	SNEAKY 1	T-912.658.708-4	106589GT

19280023	SNEAKY 2	T-912.658.709-5	106589GU

19280024	SNEAKY 3	T-912.658.712-0	106589GV

16252993	SNOWFLAKE CURSE	T-911.819.955-6	076377GR

8813609	SOAK IT UP		3857700Q

32407912	SOARING FLAMES	T-919.166.697-4	237791KS

12934941	SOFT SPOKEN CONFIDENCE	T-010.160.362-6	4730977X

10634661	SOFT SPOKEN VOICE	T-900.214.167-5	6114619T

18448802	SOFTLY SPOKEN	T-912.739.867-8	098281HU

3186245	SOFTLY SPOKEN WORDS	T-010.162.366-8	031863ER

9788570	SOLAR FLARE	T-010.438.330-3	5219884A

27144410	SOLAR FLARES	T-917.645.688-5	185211EN

43391288	SOMETHING MONEY CAN’T BUY	T-928.110.179-9	347577LW

37433680	SOMETHING UP	T-922.215.940-2	288005KQ

19627229	SONIC DRIFT	T-909.265.596-4	110061DU

8764776	SONIC SUNSET	T-010.049.239-4	3852566Q

49578656	SONIC SUNSET	T-010.049.239-4	409434BN

39625067	SOS		309919DN

17378506	SPARKED LOVE STRINGS	T-909.227.430-1	087581BT

17378507	SPARKED ROMANCE	T-909.227.432-3	087581BU

17378508	SPARKLE STAR	T-911.819.577-0	087581BV

27144419	SPARKS OF GLITTER	T-916.880.523-0	185211FM

36908490	SPECTRAL SHIFT	T-927.103.435-6	282754CW

52591758	SPEEDBALL	T-302.018.360-8	439563BM

37433692	SPINNING IN REVERSE	T-922.215.943-5	288005LS

18495463	SPLASH OF COLOUR	T-912.865.725-0	098746DQ

11640340	SPORT POWER AND ENERGY	T-900.171.978-4	5410855R

24706962	SPRING IN YOUR STEP	T-915.843.462-9	160842FU

13311094	SPY GAME	T-901.641.846-5	8819987X

15516355	STADIUM SMILES	T-910.979.855-2	069049AT

31624452	STAKE OUT	T-918.769.378-3	229962HP

31624453	STAKE OUT RETROFIED	T-918.769.379-4	229962HQ

10060388	STAR LIFE	T-011.676.560-6	6057447N

37742760	STARS ALIGN	T-922.363.003-3	291096EW

24591696	STARS ON THE BACKLOT	T-915.820.673-6	159689LV

45493772	STARTING LINE	T-929.325.889-6	368596AN

34701220	STATE OF PLAY	T-915.336.275-5	260687FP

50168412	STATIC ON THE RADIO	T-318.151.399-1	415330ES

50168415	STATIC ON THE RADIO (30 INST)	T-318.151.400-7	415330EV

50168416	STATIC ON THE RADIO (30)	T-318.151.401-8	415330EW

50168413	STATIC ON THE RADIO (INST)	T-305.364.412-1	415330ET

50168414	STATIC ON THE RADIO (NO VOCALS, LESS GUITAR)	T-300.957.615-8	415330EU

10545643	STEALING LIVES	T-011.257.979-9	4894780J

8616476	STEEL PAN	T-011.128.221-3	3837611Y

18741825	STEP ON UP	T-909.232.623-3	101209ES

38122425	STICKS AND STONES	T-922.562.493-1	294893BP

11866669	STILLNESS IN SOUND	T-011.615.032-3	4625116T

47793917	STIMULATION	T-931.501.611-6	391590LN

46733408	STOCK	T-930.519.762-0	380988KP

48510339	STOP I WANNA GET OFF	T-303.207.520-6	398753AT

11056095	STOP THE CLOCK	T-011.678.384-6	6156705C

19897492	STORMBRINGERS	T-909.264.908-6	112763GU

11729107	STRICTLY BLISS	T-011.577.167-9	5419784Y

10404925	STRING TALE	T-011.676.167-1	6090262L

60456294	STRIVE	T-311.272.872-6	518205AT

22903256	STRONG HEARTS	T-913.880.898-7	142808GP

14379563	STUCK IN THE LOOP	T-900.976.414-1	8680909V

21964471	STYLE SECRETS	T-913.054.792-1	133426FW

68298724	SUAVE	T-322.145.424-2	596624LM

8764882	SUBLIMATION	T-010.049.240-7	3852576E

9594775	SUD AMERIQUE	T-010.429.561-5	5201100C

21221474	SUMMER MONTHS	T-910.218.878-3	125999BT

60571106	SUMMER SEASON	T-311.359.455-7	519353BR

8616640	SUMMER STRUTTIN’	T-011.128.229-1	3837629Z

17378550	SUN RISING	T-911.119.602-2	087581GM

12032767	SUNFLOWER	T-010.141.033-6	4641556V

17378555	SUNNY HAZE	T-915.990.186-7	087581GS

19280005	SUNNY ISLAND	T-912.658.679-6	106589EW

17378560	SUNSHINE DAYS	T-911.552.227-5	087581HM

10868410	SUNSHINE ON	T-011.195.440-5	4528636L

45493799	SUPERCHARGER	T-929.325.895-4	368596CV

21197906	SURFACE DETAIL	T-910.217.063-8	125763GP

27144443	SURGE CURRENT	T-916.880.525-2	185211HR

21227418	SURROUNDING MUSIC	T-916.771.967-7	065651AU

13626105	SURVEILLANCE	T-011.701.130-9	8518526X

29253351	SURVEILLANCE 1	T-922.863.391-8	206278FQ

29253411	SURVEILLANCE 2	T-308.745.040-2	206279BM

4624369	SUSPENDED TRANSLUCENT (PART 1)	T-011.758.658-9	046244GV

14924733	SUSPENDED TRANSLUCENT (PART 2)	T-901.834.732-5	9190171K

13477705	SUZUKI B-KING	T-316.375.032-7	5992868T

24056894	SWEET AS CANDY CANE	T-915.356.332-7	154342DV

24591697	SWEET PATOOTIE	T-915.820.674-7	159689LW

21197913	SWEET SOUND OF SUCCESS	T-910.217.065-0	125763GW

22530232	SWEET SURGE	T-913.696.997-6	139080HU

10862597	SWEET THOUGHTS	T-011.676.593-5	6137208P

24707041	SWEETHEART FLAVOURED KING	T-915.843.476-5	160843DT

12179804	SWEETS	T-011.586.406-6	5464174A

9739908	SWUNG TOGETHER	T-010.430.378-7	5214574T

46733466	SYNTHETIC	T-930.519.767-5	380989EM

8764942	TAKE IT DOWN	T-010.049.241-8	3852582P

41408338	TAKE ME HOME	T-925.878.982-1	327751EP

14518389	TAKE STRIKE	T-011.718.897-2	8717592Q

5762568	TAKE THE HIT	T-011.719.964-0	057626GU

34479149	TAKE TIME TO DREAM	T-919.716.466-2	258468AT

39105575	TAKE WHAT’S MINE	T-923.351.325-2	304724ES

10542420	TASTY LICKS	T-010.391.042-4	4894421E

11958521	TASTY TASTE	T-010.421.551-1	5140759R

13068060	TEARDROP	T-010.161.871-6	4744187Y

19124987	TECHNO GHOSTS	T-910.219.031-8	105039ES

9740011	TECHNOCRAT	T-010.430.558-9	5214584J

21384443	TECHNOLOGIC	T-910.385.916-1	127628EV

30345526	TECTONIC PATTERN	T-917.651.772-9	217181FM

15058849	TEEN PARTY		064477EN

22603057	TELL ME THIS IS LOVE	T-913.819.998-1	139808BQ

9739931	TENDER AND CALM	T-010.430.380-1	5214578Z

11986600	THAT CLAP TRACK	T-011.271.979-5	5143679L

24591698	THAT’S MY BOY	T-915.820.675-8	159690AM

24056322	THE BATTLE PLANET	T-915.356.306-5	154336GT

4368298	THE BEAT BOXER	T-011.697.638-5	043683LU

36187843	THE BEST THING	T-921.080.606-7	275548HV

11958389	THE BIG ONE	T-010.421.546-4	5140745X

19280025	THE CHASE	T-912.658.714-2	106589GW

35925687	THE CHASE 1	T-912.658.714-2	272928ET

19280026	THE CHASE 2	T-912.658.715-3	106589HM

24591699	THE CLINCH	T-915.820.676-9	159690AN

19307807	THE DECODE	T-912.868.868-6	106867FM

44624744	THE GREAT ESCAPE	T-928.519.754-8	359911CU

19625967	THE GYPSY TAVERN	T-917.152.155-4	110048HS

12625993	THE JACKAL	T-010.085.100-0	4353416K

11076196	THE JAZZ MAN	T-010.424.481-6	4548196F

4621871	THE JAZZY ONE	T-011.261.113-8	046219HM

14930486	THE LONGING	T-901.834.969-4	9193199N

20272392	THE LOVE DOCTOR	T-910.095.610-3	116511HU

46362505	THE NORTH CELESTIAL POLE	T-929.952.135-0	377280LM

16576560	THE OPEN ROAD	T-911.121.148-4	079612AR

46150317	THE PAST	T-929.852.630-4	375159FM

50168478	THE REAL ME	T-306.474.586-0	415331BN

50168480	THE REAL ME (30 INST)	T-318.151.410-9	415331BQ

50168481	THE REAL ME (30)	T-318.151.408-5	415331BR

50168479	THE REAL ME (INST)	T-318.151.407-4	415331BP

14930516	THE RIGHT MOVE	T-901.834.983-2	9193215L

13467271	THE SNEAK	T-900.270.620-9	8328453A

45317467	THE SPLENDOUR OF RAIN		366834GQ

19463060	THE SWEETEST HOME	T-909.264.877-6	108419LQ

18173209	THE TOWER LOOMS	T-912.664.376-3	095526BS

43209062	THE TRUTH	T-931.698.624-0	345755LQ

36632134	THE UNCERTAINTY PRINCIPLE	T-929.316.213-7	279991CR

47794979	THE VERGE	T-931.501.634-3	391601FQ

60554526	THE VIOLENT KIND	T-311.324.683-2	519187DR

17983412	THE WHISPERING	T-913.696.028-6	093628KQ

34670044	THE WORLD OUT THERE	T-919.861.499-2	260375KS

36632041	THEATRE OF THE SINISTER	T-921.248.309-5	279990DN

18173178	THEN THE LIGHT SHONE BRIGHT	T-911.341.803-4	095525KR

18173179	THEN THE LIGHT SHONE BRIGHT REPRISE	T-909.822.466-9	095525KS

34701210	THERAPY	T-915.336.275-5	260687EP

13334933	THESE DREAMS	T-011.685.286-8	8315139Y

19309203	THINGS TO COME	T-912.859.596-0	106881ET

13467107	THINK TANK	T-900.270.614-1	8328440J

33011631	THINK TANK	T-919.301.455-0	243824CV

14163644	THIS IS OUR TIME	T-901.657.171-4	8964483Q

14583946	THIS SWEET LOVE	T-905.392.374-3	9081459P

36632049	THORIUM	T-921.248.319-7	279990DW

16225734	THOUGHTFUL GUITAR	T-911.158.066-6	076105BP

16225747	THOUGHTFUL OUD	T-911.158.077-9	076105CS

16125951	THROUGH THE MIST	T-911.121.064-1	075107FR

52309312	TIDAL WAVE	T-301.709.631-6	436738HU

40782178	TIGHTROPE	T-925.278.122-9	321490BQ

54936690	TIJUANA GENTLEMAN	T-010.154.559-8	463011DS

12533621	TIJUANA GENTLEMEN	T-010.154.559-8	4691043V

70181193	TIL THE SUN CAME UP	T-323.914.190-9	238065BW

5958232	TIME CONTINUUM	T-900.269.240-2	059583DN

52309313	TIME OF OUR LIVES	T-301.710.378-1	436738HV

16225728	TIME SENSITIVE	T-911.158.060-0	076105AT

56745730	TITAN GAMES		481101CN

33846290	TO THE CLUB	T-919.462.182-4	252162HU

9588903	TO THE LIMIT	T-011.613.362-0	5600328C

55824254	TOP OF THE WORLD	T-306.075.313-7	471886FU

50411039	TOTALLY TRAP-ICAL	T-300.440.731-8	417756DS

16126133	TOUCHING SOUND	T-915.990.172-1	075109DT

13067945	TOWARDS THE STARS	T-010.161.870-5	4744179L

10866386	TOY TOWN	T-011.615.029-8	4528431K

20377763	TRACE YOUR STEPS	T-913.706.195-1	117565CP

19309251	TRACING THE EVIDENCE	T-912.869.173-6	106881LR

51755694	TRADE ROUTE		431202HQ

21198025	TRAIL OF REVENGE	T-910.217.084-3	125764KM

21198026	TRAINED TO KILL	T-910.217.085-4	125764KN

11866622	TRANCE TEMPLE	T-011.615.031-2	4625113P

36111177	TRANQUILISE	T-921.076.306-7	274782DR

27144490	TRANSCENDING THE SKY	T-916.880.529-6	185212CN

60584005	TRANSHOOD		519482BQ

36632087	TRAPPED FOREVER	T-921.248.330-2	279990HU

48510423	TRASH TALKER	T-312.188.822-6	398753LM

68298723	TRENDING	T-322.145.422-0	596624KW

9711156	TRENDSETTER	T-011.250.050-1	4812664Z

13954697	TUNE IN TO YOU	T-901.650.477-1	8908595A

67711669	TURNS TO GOLD	T-321.750.389-0	590754FS

12945283	TWENTY SOMETHING	T-900.282.669-9	8443725V

70181190	TWENTYSOMETHING SONGS	T-900.967.652-2	8655331E

19897648	TWISTED BLUES	T-913.829.005-8	112765CQ

38872205	U HAVE 2 LOSE YOURSELF	T-923.240.833-2	302390HW

58343963	UCL GENERAL LINEUP		497082KS

34924423	UEFA CHAMPIONS LEAGUE MAG		262918LS

10683304	ULTRACOOL	T-011.556.089-8	5313579P

70590926	UMUT OYKULERI JENERIK		619545HT

14930535	UNANSWERED QUESTIONS	T-901.834.990-1	9193225F

52591767	UNBEATABLE	T-302.019.804-9	439563BW

52591768	UNDER THE FLOODLIGHTS	T-302.018.340-4	439563CM

4772224	UNDERAGE CLUB	T-011.734.526-2	047723CQ

17579586	UNDERWATER WORLDS	T-911.667.479-4	089591DW

46019108	UNEASE	T-929.820.796-2	373847KR

4633111	UNFOLDING FEELINGS	T-011.758.662-5	046332BM

14930536	UNHARMED	T-901.834.991-2	9193226A

13271559	UNKNOWN	T-011.229.137-8	4771200Y

14924750	UNLOCKED TERROR	T-901.834.737-0	9190178V

26518638	UNSTOPPABLE FORCE	T-916.410.746-4	178958GW

19425622	UNWINDING GLOW	T-910.860.399-2	108045FW

14817061	UPBEAT EVERYDAY	T-901.207.689-0	8794051E

34253469	UPBEAT FEELING	T-919.631.325-4	256211LP

21792017	UPPM		131702KW

46733688	VACATION DAYS	T-930.519.779-9	380991GP

17215780	VATAN GAZETESI		085954HN

13100885	VEGAS SUN	T-010.162.442-3	4747560J

56917174	VELVET BLUE SKY	T-307.367.181-1	482815GR

18880475	VIASAT ACTION	T-910.296.685-8	102595ER

23809470	VIASAT ACTION	T-030.167.831-8	151868CR

18880476	VIASAT CLASSIC	T-912.658.530-6	102595ES

23809471	VIASAT CLASSIC	T-030.167.834-1	151868CS

18880477	VIASAT DRAMA	T-030.167.838-5	102595ET

23809472	VIASAT DRAMA	T-030.167.838-5	151868CT

18880478	VIASAT FAMILY	T-030.167.840-9	102595EU

23809473	VIASAT FAMILY	T-030.167.840-9	151868CU

18880474	VIASAT FILM	T-910.063.565-2	102595EQ

23809474	VIASAT FILM	T-030.167.843-2	151868CV

18880481	VIASAT NORDIC	T-030.167.844-3	102595FM

23809475	VIASAT NORDIC	T-030.167.844-3	151868CW

19627540	VICTORY WINGS	T-909.611.278-6	110064EV

43209117	VIRTUAL HEART	T-927.506.043-0	345756EV

43209118	VIRTUAL MEMORY	T-927.506.044-1	345756EW

46363199	VIRTUAL TIDINGS	T-929.952.117-8	377287KR

13954731	VOLCANO FUNK	T-901.650.481-7	8908601L

10404338	VORTICAL	T-011.676.162-6	6090202R

15370767	WACKY WHIRLS	T-911.820.346-6	067593DR

11389435	WAH WAH WOMAN	T-011.266.057-7	4984899L

20340976	WAKE UP CALL	T-910.010.730-0	117197EU

22321790	WAKETY SPLAT	T-913.315.815-3	136997HV

17378701	WALK IN THE SUN	T-911.119.603-3	087583BN

58641100	WALK THE WALK	T-309.268.717-3	500053LT

69752419	WANNA MAKE GREEN	T-323.218.601-1	611161BT

17378713	WARM EMBERS	T-911.552.225-3	087583CQ

39105781	WARM GLOW	T-923.351.331-0	304726FN

36111279	WARMTH OF KNOWLEDGE	T-921.076.326-1	274783DT

61383663	WATCH ME NOW	T-312.520.573-0	527478CM

14930543	WATCHING OVER YOU	T-901.834.994-5	9193229H

16225750	WATER IN THE WELL	T-911.158.080-4	076105CV

16225751	WATER IN THE WELL UNDERSCORE	T-911.158.081-5	076105CW

40614828	WATERS EDGE	T-924.970.122-2	319816GU

70251048	WE ARE WALKING	T-900.189.449-1	5816754A

11365233	WE GO WALKING	T-011.647.445-3	5781730X

11365177	WE GO WALKING (NO VOCAL)	T-011.647.444-2	5781726Q

37742977	WE LEARN	T-922.363.013-5	291098GT

14930544	WEB OF INTRIGUE	T-901.834.995-6	9193230J

10751956	WEEKEND SONG	T-011.631.535-5	5719527X

10751870	WEEKEND SONG (NO VOCALS)	T-011.631.534-4	5719516E

60571246	WELCOME TO THE SHOW	T-311.359.523-2	519354FR

48510475	WE’RE GONNA GET SOME	T-932.011.944-6	398754EP

55592923	WE’RE TAKING OVER TONIGHT	T-305.614.016-6	469573ET

14930549	WHAT DOES IT MATTER	T-011.775.319-1	9193232L

14924755	WHAT DOES IT MATTER U/S	T-011.775.318-0	9190180Y

16225745	WHAT LIES AHEAD	T-911.158.075-7	076105CQ

16225746	WHAT LIES AHEAD UNDERSCORE	T-911.158.076-8	076105CR

51994908	WHAT MAKES A GOOD MAN BAD	T-304.763.041-7	433594KP

19309439	WHEELS OF INTRIGUE	T-912.867.695-9	106883KP

36010794	WHEN DOES IT MATTER		273779EV

34701219	WHERE I BELONG	T-915.336.275-5	260687FN

13115620	WHIRLY COLOURS	T-011.696.984-6	8461353T

10844408	WHISPER	T-011.558.824-3	5330219K

13420601	WHISTLEBLOWER	T-900.270.326-6	8323894Y

24707369	WHITE CLIFFS	T-915.843.460-7	160846GR

16253123	WHITE GHOST WALTZ	T-911.263.621-2	076378LR

40354893	WHITE LIGHTS	T-924.403.325-8	317217DT

19897742	WILD BEARS	T-910.294.675-8	112766BU

49860578	WINTERLAND	T-932.965.880-2	412252HQ

12139681	WISH AWAY	T-011.585.457-3	5460347Z

22202492	WITH THE BOYS	T-913.253.138-5	135805ER

59051243	WITNESS TO DISASTER		504155DM

56900006	WONDROUS DREAMING	T-310.379.180-2	482643LT

56900007	WONDROUS DREAMING - MOMENTS	T-312.189.524-3	482643LU

14745569	WORKING TOGETHER	T-011.785.816-8	9518601V

23960587	WORLD OF PROMISES	T-915.253.819-7	153379DQ

59701988	WORTH IT	T-310.464.660-4	510662CU

62582028	WWE CHRONICLE		539461BT

36632269	XANADU	T-921.248.365-3	279992FW

14321393	XM SATELLITE TV SHOWS	T-901.662.286-9	9007501A

19015510	YEAR OF THE DRAGON	T-915.597.555-6	103944LU

38553023	YELLOW FLICKER	T-924.196.457-8	299199AR

12135914	YOU GOT ME	T-011.585.384-3	5459958A

6085273	YOU, ME AND THE REST	T-011.777.746-4	060853HP

17378801	YOU, THE SUN AND ME	T-911.121.220-5	087584BN

37820829	YOUNG BLOOD	T-922.397.811-8	291877BV

34670062	YOU’RE NOT ALONE	T-920.188.940-9	260376AQ

26993058	YOUTH REVOLUTION	T-916.762.310-1	183698GR

44169746	ZERO GRAVITY	T-928.147.901-4	355362CP

EXHIBIT B

ASSIGNMENT OF INCOME INTERESTS

This ASSIGNMENT (“Assignment”), dated as of    , 2024 (“Effective Date”), is made by and between ________________________ (“Assignor”), on the one hand, and Jukebox Co., a Delaware corporation (“JKBX”), and [PURCHASER], (“Assignee”), on the other hand. All capitalized terms used but not defined herein shall have the same meaning as attributed to them in the Purchase Agreement, dated as of [•], 2024 (as amended and modified from time to time, the “Purchase Agreement”), by and between Assignor, JKBX and Assignee

For good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions of the Purchase Agreement, the Assignor hereby irrevocably transfers, sells, and assigns to Assignee, its successors and assigns, for the life of the copyrights, all of Assignor’s worldwide right, title, and interest in and to the percentage share specified on the applicable Purchase Schedule of the applicable all monies, fees, royalties, revenues, amounts and sums of any kind or description payable or becoming payable to Assignor by any individual or entity anywhere in the Territory in respect of the use or exploitation of Music Assets set forth on the applicable Purchase Schedule. For the avoidance of doubt, such assigned rights, titles, and interests do not include any copyrights or administration and/or distribution rights in and to the Music Assets, and Assignee is only acquiring a passive income interest in the monies, royalties, and fees payable or becoming payable in respect of the Music Assets.

This assignment includes, without limitation, the exclusive right to collect, keep, and distribute all income, royalties, damages, and payments, if any, now or hereafter due or payable with respect to the Music Assets in Assignee’s sole discretion.

Assignor acknowledges and agrees that Assignee shall not and does not assume or undertake any obligation to satisfy, perform, pay, or discharge, to the extent not previously satisfied, performed, paid, or discharged prior this Assignment, liabilities or obligations of Assignor, if any relating in any way to the Music Assets. Any and all modifications and amendments made to this Assignment shall be enforceable only if written and signed by all parties hereto.

[Signature Page Follow]

IN WITNESS WHEREOF, the parties have executed this Assignment, effective as of this ___ day of _______, 2024.

ASSIGNOR:

By: ________________________________
An Authorized Signatory
Name: _________________________

ACKNOWLEDGEMENT

STATE OF	)
).ss.:
COUNTY OF	)

On __________, 2024, before me, the undersigned, personally appeared, ________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity, and that by his/her/their signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in _________________.

____________________________
Notary Public

ASSIGNEE:

[PURCHASER]

By: _________________________________
Name: _______________________________
Title: ________________________________

EXHIBIT C

PAYMENT LETTER OF DIRECTION

Date:

[PAYOR NAME]

[ADDRESS]

Re: Letter of Direction for [RIGHTSHOLDER] (the “Rightsholder Name”)

Dear Ladies and Gentlemen:

1.)	Reference is made to that [TYPE OF DEAL] agreement dated [DATE] between [PAYOR] and the [Rightsholder Name] (the “Agreement”).

2.)

Please be advised that [Rightsholder Name] has entered into a purchase agreement dated as of [-], 2024 (the “Purchase Agreement”) with Jukebox, Co. (“JKBX”) and the purchasers from time to time party thereto (the “Purchasers”). Under the Purchaser Agreement, Purchasers shall be entitled to receive a percentage of [TBD] royalties, fees, and other monies generated by specific [compositions/recordings], regardless of when earned, due from [PAYOR] to [Rightsholder Name] under the Agreement with such percentages and [compositions/recordings] and the applicable Purchaser set forth on the attached Schedule One (“Purchaser Royalties”).

3.)

[Rightsholder Name] hereby requests and irrevocably authorizes [PAYOR], from and after [DATE] (the “Effective Date”) to pay all Purchaser Royalties and other monies otherwise payable to [X] under the Agreement, regardless of when earned, to the applicable Purchaser by [wire transfer/bank transfer/etc] into the bank account set forth below along with electronic copies of all royalty statements rendered by [PAYOR] to [Rightsholder Name] via email to: [EMAIL].

[BANK ACCOUNT INFO]

4.)	All monies payable to Purchasers shall be payable in the same manner that such monies are otherwise payable to [Rightsholder Name].

5.)

[PAYOR]’s compliance with this authorization constitutes an accommodation to [Rightsholder Name alone. All payments to Purchasers shall constitute payment to [Rightsholder Name], and [PAYOR] shall have no liability by reason of erroneous payment or failure to comply with this authorization. [Rightsholder Name] will indemnify and hold [PAYOR] harmless against any claims asserted against you and any damages, losses or expenses [PAYOR] incurs by reason of any such payments or otherwise in connection with this authorization.

Sincerely,

[Rightsholder Name]

By:
An Authorized Signatory

Name:

EXHIBIT D

BILL OF SALE

This BILL OF SALE (“Bill of Sale”), dated as of    , 2024 (“Effective Date”), is made by and between ________________________ (“Seller”) and Jukebox Co., a Delaware Corporation (“JKBX”) and [PURCHASER] (“Purchaser”). All capitalized terms used but not defined herein shall have the same meaning as attributed to them in the Purchase Agreement (as defined below).

Reference is made to the Purchase Agreement dated as of [-], 2024 (as amended and modified from time to time), (“Purchase Agreement”), by and between Seller, JKBX, and Purchaser dated on or around the Effective Date. Under the Purchase Agreement, Seller has agreed to sell, assign, and transfer to Purchaser the Royalty Rights as set forth on each specific Purchase Schedule. For good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions of the Agreement, the Seller agrees as follows:

1.)

Seller does sell, transfer, grant, and irrevocably assign and deliver to Purchaser, and Purchaser does accept from Seller, all of Seller’s right, title, and interest in and to the Royalty Rights as set forth in each specific Purchase Schedule, to have and to hold all of the Royalty Rights assigned, transferred, and conveyed to Purchaser, and its successors and assigns, for their own use and benefit forever.

2.)

Seller shall, upon Purchaser’s reasonable request, but without further consideration, execute, acknowledge, and deliver or cause to be executed, acknowledged, and delivered all such further transfers, conveyances, assignments, powers of attorney, and assurances, and take all such further actions, as reasonably may be required for effectively assuring, conveying, transferring, confirming, and vesting unto Purchaser of any of the Royalty Rights. The execution and delivery of any such additional documents or instruments shall not affect the validity of this Bill of Sale.

3.)

This Bill of Sale is binding on the Seller and Seller’s successors and assigns and shall inure to the benefit of the Purchaser and its successors and assigns. All representations, warranties, covenants, agreements, and indemnities contained in the Purchase Agreement shall survive the execution and delivery of this Bill of Sale and shall continue in full force and effect as provided in and to the extent set forth in the Purchase Agreement. In the event of any conflict or inconsistency between the terms of the Purchase Agreement and the terms of this Bill of Sale, the terms of the Purchase Agreement shall govern. Further, this Bill of Sale has been executed pursuant to the Purchase Agreement and is subject to all terms and conditions therein.

4.)

This Bill of Sale shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of laws of any jurisdiction other than those of the State of New York.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Bill of Sale as of the Effective Date set forth above.

[PURCHASER]		ANDREW BRITTON

By:		By:
	An Authorized Signatory		An Authorized Signatory

Name:		Name:
Email:		Email:
Date:		Date: